EXHIBIT 10.3

BRIDGE LOAN AGREEMENT

THIS BRIDGE LOAN AGREEMENT (the “Agreement”) is made as of October 29, 2009 (the “Effective Date”) by and among Zeltiq Aesthetics, Inc., a Delaware corporation (the “Company”) and the entities and individuals whose names appear on the Schedule of Investors attached hereto as Exhibit A (individually, an “Investor” and collectively, the “Investors”).

RECITAL

To provide the Company with additional resources to conduct its business in anticipation of an equity financing, the Investors are willing to loan to the Company, in two disbursements, an aggregate principal amount of up to $10,000,001, subject to the terms and conditions specified herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and each Investor, intending to be legally bound, hereby agree as follows:

1. The Purchase and Sale of Notes.

1.1 The Loans. Subject to the terms and conditions of this Agreement, the Investors each, severally and not jointly, agree to lend to the Company at two Closings (as defined below) an aggregate principal amount of up to $10,000,001, with the respective principal amount to be loaned by each Investor to the Company at each Closing set forth opposite such Investor’s name on Exhibit A (each, a “Loan Amount,” and collectively, the “Total Loan Amount”). Each separate loan by an Investor at a Closing (each, a “Loan,” and collectively, the “Loans”) shall be evidenced by a separate convertible promissory note payable to the order of such Investor (each, a “Note” and collectively, the “Notes”) in the form of Exhibit B dated as of the applicable Closing. Each Note shall be convertible into shares of Preferred Stock as provided in such Note.

1.2 Place and Date of Initial Closing. The initial closing of the transactions provided for herein shall be held at the offices of Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California 94025 at 11:00 a.m. on the Effective Date or at such other time and place as the Company shall specify in writing to the Investors on the date hereof (the “Initial Closing”).

1.3 Place and Date of Second Closing. The second closing of the transactions provided for herein shall be held within ten (10) days after the Company sends written notice to the Investors (the “Second Closing Notice”) that the Board of Directors of the Company and the holders of a majority of the principal amount of Notes outstanding after the Initial Closing (the “Note Majority”) approved such closing, and shall be held at the offices of Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California 94025 at 11:00 a.m., or at such other time after delivery of the Second Closing Notice and place as the Company shall specify in writing to the Investors (the “Second Closing” and with the Initial Closing, each, a “Closing”).

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1.4 Delivery. Promptly following each Closing, the Company will deliver to each Investor a Note in favor of such Investor for the principal amount of such Investor’s Loan Amount loaned by such Investor at such Closing. At each Closing, each Investor shall deliver to the Company an amount equal to such Investor’s portion of the Loan Amount loaned by such Investor at such Closing by check or wire transfer, or any combination of the foregoing.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor as of each Closing as follows:

2.1 Organization and Standing. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as currently conducted and as proposed to be conducted.

2.2 Corporate Power. The Company will have at the applicable Closing all requisite legal and corporate power to execute and deliver this Agreement, to issue the Notes (together with this Agreement, the “Loan Documents”) and to carry out and perform its obligations under the terms of the Loan Documents.

2.3 Authorization. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company’s obligations hereunder, including the sale, issuance and delivery of the Notes and the reservation of the equity securities issuable upon conversion of the Notes (the “Conversion Securities” and with the Notes, the “Securities”) has been taken or will be taken prior to the issuance of such Conversion Securities. This Agreement and the Notes, when executed and delivered by the Company, shall constitute the valid and legally binding obligations of the Company enforceable in accordance with their terms, subject, as to enforcement of remedies, (i) to applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights generally, and (ii) to the effect of rules of law governing the availability of equitable remedies. The Conversion Securities, when issued in compliance with the provisions of this Agreement and the Notes will be validly issued, fully paid and nonassessable, free of any liens or encumbrances and issued in compliance with all applicable federal securities laws.

2.4 Compliance with Other Instruments; Compliance with Law. The Company is not in violation or default of any provisions of its Second Amended and Restated Certificate of Incorporation, as amended from time to time (the “Restated Certificate”), its Bylaws or of any judgment, order, writ, decree or, in any material respect, of any contract, agreement or instrument to which it is a party or by which it is bound or, to its knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company. The execution, delivery and performance of the Loan Documents, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, judgment, order, writ, decree, contract, agreement or instrument or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of

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any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

2.5 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing pursuant to Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Act”), and Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, which filings will be effected within fifteen (15) days of the purchases and sales of the Notes hereunder.

2.6 Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company, its officers, directors, employees and/or stockholders that questions the validity of the Loan Documents or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse change in the assets, condition or affairs of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

3. Representations and Warranties of the Investors and Restrictions on Transfer Imposed by the Act.

3.1 Representations and Warranties of the Investors. Each Investor, severally and not jointly, represents and warrants to the Company as of each Closing, and upon conversion of any Note, as follows:

(a) All action on the part of the Investor for the authorization, execution, delivery and performance by the Investor of this Agreement has been taken, and this Agreement constitutes a valid and binding obligation of the Investor, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights generally, and (ii) the effect of rules of law governing the availability of equitable remedies.

(b) The Investor is experienced in evaluating and investing in companies similar to the Company. The Investor is a sophisticated investor with such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of a prospective investment in the Notes or the Conversion Securities, as applicable, and is capable of bearing the economic risks of such investment. The Investor is an accredited investor (as such term is defined in Regulation D).

(c) The Investor is acquiring the Notes or the Conversion Securities, as applicable, for investment for its own account and not with a view to, or for resale in

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connection with, any distribution. The Investor understands that the Notes or the Conversion Securities to be acquired, as applicable, have not been registered under the Act, by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

(d) The Investor acknowledges that the Notes or the Conversion Securities, as applicable, must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. The Investor is aware of the provisions of Rule 144 promulgated under the Act which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions.

(e) The Investor understands that no public market now exists for any of the securities issued by the Company and there can be no assurance that a public market will ever exist for the Notes or the Conversion Securities.

(f) The Investor has had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management and an opportunity to review the Company’s facilities. The Investor understands that such discussions, as well as the written information issued by the Company, were intended to describe the aspects of the Company’s business and prospects which it believes to be material but were not necessarily a thorough or exhaustive description. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 2.

3.2 Legends. Each certificate representing the Conversion Securities shall be endorsed with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR (III) RECEIPT OF A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION. COPIES OF THE AGREEMENTS COVERING THE ACQUISITION OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

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The Company need not record a transfer of Conversion Securities, unless the conditions specified in the foregoing legend are satisfied. The Company may also instruct its transfer agent not to record the transfer of any of the Conversion Securities unless the conditions specified in the foregoing legends are satisfied.

3.3 Market Standoff. Each Investor agrees, severally and not jointly, that in the event an Investor converts any Note or Notes into shares of the Company’s capital stock, if requested by the Company and the managing underwriter of the Company’s initial public offering, such Investor shall not sell or otherwise transfer or dispose of any securities of the Company (excluding securities acquired in the initial public offering or in the public market after such offering) held by such Investor for a period of 180 days (subject to extension as may be required to comply with Rule 2711 of the National Association of Securities Dealers, Inc. (or any successor rule thereto) but not exceeding 17 days) following the effective date of the registration statement for the initial public offering; provided, that all stockholders of the Company then holding at least 1% of the outstanding Common Stock (on an as-converted basis) and all officers and directors of the Company enter into similar agreements. Notwithstanding anything to the contrary in this Section 3.3, in the event there is any release from such lock-up restrictions, at any time or from time to time during the lock-up period, of more than 100,000 shares of the Company’s Preferred Stock (or the Common Stock issuable upon conversion of such shares) subject to such restrictions, each other holder of Preferred Stock may sell, transfer or otherwise dispose of an equal percentage of such stockholder’s shares of Preferred Stock (or Common Stock issuable upon conversion of such shares) originally subject to the such lock-up restrictions. The provisions of this Section 3.3 shall be binding upon any transferee or assignee of all or any portion of the Securities.

4. Miscellaneous.

4.1 Waivers and Amendments. Only with the prior written consent of the Company and the Note Majority may the rights, obligations and other terms of this Agreement, the Notes be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), or amended; provided, however, that no such waiver or amendment shall affect an Investor’s rights under this Agreement in a manner differently than it affects the rights of the other Investors under this Agreement or vary the terms of a Note (including without limitation the provisions of this Agreement incorporated by reference into the Notes) in a manner different from the manner in which all then-outstanding Notes are being amended (or with respect to which rights are being waived) without the consent of such Investor or the holder of the Note affected by such proposed waiver or amendment. Upon the effectiveness of each such waiver, consent, agreement, amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Securities who have not previously consented thereto in writing. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by a signed statement in writing.

4.2 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California, without giving effect to conflict of law principles.

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4.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

4.4 Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

4.5 Severability of this Agreement. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

4.6 California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

4.7 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

4.8 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to an Investor, upon any breach or default of the Company under any of the Loan Documents, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by an Investor of any breach or default under the Loan Documents, or any waiver by an Investor of any provisions or conditions of the Loan Documents must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under the Loan Documents, or by law or otherwise afforded to an Investor, shall be cumulative and not alternative.

4.9 Notices. Any notice or report required in this Agreement or permitted to be given shall be given by depositing the same in the United States mail, postage prepaid and addressed to the parties as follows:

To the Company:

Zeltiq Aesthetics, Inc.

4698 Willow

Road Pleasanton, CA 94588

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Facsimile: (925) 474-2599

Attn: Chief Executive Officer

Copy to:

Latham & Watkins LLP

140 Scott Drive

Menlo Park, California 94025

Facsimile: (650) 463-2600

Attn: Michael Hall and Sarah Slayen

To the Investors:

At the address set forth on Exhibit A.

4.10 Facsimile; Counterparts. This Agreement may be executed by facsimile and in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.

4.11 Fees and Expenses. The Company and the Investors each agree that each will bear its own expenses incurred in connection with the negotiation, drafting and completion of the transactions contemplated by the Loan Documents, except that at the Initial Closing the Company will reimburse the Investors their actual legal expenses incurred by a single counsel to the Investors in connection with the negotiation, drafting and completion of the transactions contemplated by the Loan Documents, in an aggregate amount not to exceed $10,000.

4.12 Attorneys’ Fees and Costs. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to an award of its reasonable attorneys’ fees, costs and disbursements (including any fees, costs and disbursements required to collect such amount) in addition to any other relief to which such party may be entitled.

4.13 Independent Counsel. Each Investor further acknowledges and agrees that each has been provided the opportunity and encouraged to consult with counsel of its own choosing with respect to this Agreement, the other Loan Documents and the transactions contemplated hereby and thereby.

4.14 Exculpation Among Investors. Each Investor acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Investor agrees that no Investor nor the respective controlling persons, officers, directors, partners, agents, or employees of any Investor shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the transactions contemplated by the Loan Documents.

4.15 Survival. The representations, warranties, covenants and agreements made herein shall survive the execution of this Agreement, the Initial Closing and the Second Closing.

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4.16 No Usury. This Agreement and the Notes are hereby expressly limited so that in no event whatsoever, whether by reason of deferment or advancement of loan proceeds, acceleration of maturity of the Loan evidenced hereby, or otherwise, shall the amount paid or agreed to be paid to each Investor hereunder for the loan, use, forbearance or detention of money exceed the maximum interest rate permitted by the laws of the State of California. If at any time the performance of any provision hereof or of the Notes involves a payment exceeding the limit of the price that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the obligation to be performed shall be reduced to such limit. The provisions of this paragraph shall never be superseded or waived and shall control every other provision of this Agreement and the Notes.

4.17 Waiver of Conflicts. Each party to this Agreement acknowledges that Latham & Watkins LLP (“Latham”) has in the past performed and may continue to perform legal services for certain of the Investors in matters unrelated to the transactions described in this Agreement, including the representation of such Investors in venture capital financings and other matters. Accordingly, each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; (b) gives its informed consent to (i) Latham’s representation of certain of the Investors in such unrelated matters; and (ii) Latham’s representation of the Company in connection with this Agreement and the transactions contemplated hereby.

4.18 Subordination. The indebtedness evidenced by the Notes issued pursuant to this Agreement is subordinated in right of payment to the prior payment in full of any secured Company obligations.

4.19 Transfer of the Notes. Any transfer of a Note issued pursuant to this Agreement may be effected only pursuant to terms of this Agreement and by surrendering such Note to the Company prior to reissuance of a new Note.

4.20 Additional Financing. Each Investor hereby agrees that any future investments in the Company (whether debt or equity) made by the Investors shall be split equally between Advanced Technology Ventures (and its affiliated entities), Frazier Healthcare Ventures (and its affiliated entities) and Venrock (and its affiliated entities). Notwithstanding the foregoing, if any Investor fails to participate in any future investment in the Company, this Section 4.20 shall not prevent the remaining Investors from participating in such an investment, in which case the participating Investors agree to participate equally in such investment.

(Signature Page Follows)

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first written above.

ZELTIQ AESTHETICS, INC.

By:	/s/ Gordie Nye
Name: Gordie Nye
Title: President and Chief Executive Officer

Signature Page – Zeltiq Aesthetics, Inc. Bridge Loan Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first written above.

ADVANCED TECHNOLOGY VENTURES VII, L.P. ADVANCED TECHNOLOGY VENTURES VII (B), L.P. ADVANCED TECHNOLOGY VENTURES VII (C), L.P. ATV ENTREPRENEURS VII, L.P.

By:	ATV Associates VII, LLC, its General Partner

By:	/s/ Jean George
Jean George
Managing Director

Signature Page – Zeltiq Aesthetics, Inc. Bridge Loan Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first written above.

FRAZIER HEALTHCARE V, L.P. By: FHM V, L.P., its general partner By: FHM V, L.L.C., its general partner

By:	/s/ Nathan R Every
Name:	Nathan R. Every
Title:	General Partner

Signature Page – Zeltiq Aesthetics, Inc. Bridge Loan Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first written above.

VENROCK ASSOCIATES V, L.P.
By:	its General Partner, Venrock Management V, LLC

VENROCK PARTNERS V, L.P.
By:	its General Partner, Venrock Partners Management V, LLC

VENROCK ENTREPRENEURS FUND V, L.P.
By:	its General Partner, VEF Management V, LLC

By:	Bryan E. Roberts, Ph.D.
Bryan E. Roberts, Ph.D.
General Partner

Signature Page – Zeltiq Aesthetics, Inc. Bridge Loan Agreement

EXHIBIT A

SCHEDULE OF INVESTORS

Investors	First Closing Note Purchase Amount		Second Closing Note Purchase Amount		Total First & Second Closing Note Purchase Amounts
Advanced Technology Ventures VII, L.P., Advanced Technology Ventures VII (B), L.P., Advanced Technology Ventures VII (C), L.P., ATV Entrepreneurs VII, L.P. Bay Colony Corporate Center 100 Winter Street Suite 3700 Waltham, MA 02451-1148	$ $ $ $	1,564,390.00 62,778.34 30,175.00 9,323.33	$ $ $ $	1,564,390.00 62,778.34 30,175.00 9,323.33	$ $ $ $	3,128,780.00 125,556.68 60,350.00 18,646.66
Frazier Healthcare V, L.P. 601 Union Street Suite 3200 Seattle, WA 98101		$1,666,666.67		$1,666,666.67		$3,333,333.34
Venrock Associates V, L.P. 3340 Hillview Avenue Palo Alto, CA 94304		$1,503,833.34		$1,503,833.34		$3,007,666.68
Venrock Partners V, L.P. 3340 Hillview Avenue Palo Alto, CA 94304		$127,500.00		$127,500.00		$255,000.00
Venrock Entrepreneurs Fund V, L.P. 3340 Hillview Avenue Palo Alto, CA 94304		$35,333.33		$35,333.33		$70,666.66
Totals:		$5,000,000.01		$5,000,000.01		$10,000,000.02

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SUBORDINATED CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD OR TRANSFERRED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR (III) RECEIPT OF A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION. COPIES OF THE AGREEMENT COVERING THE ACQUISITION OF THIS CONVERTIBLE PROMISSORY NOTE AND RESTRICTING ITS TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS PROMISSORY NOTE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

October 29, 2009	1,564,390.00 Pleasanton, California

ZELTIQ AESTHETICS, INC.

CONVERTIBLE PROMISSORY NOTE

For value received, ZELTIQ AESTHETICS, INC., a Delaware corporation, having its principal place of business at 4698 Willow Road, Pleasanton, CA 94588 (the “Payor” or the “Company”) promises to pay to ADVANCED TECHNOLOGY VENTURES VII, L.P. or its assigns (the “Holder”), the principal sum of One Million Five Hundred Sixty-Four Thousand Three Hundred Ninety Dollars No Cents ($1,564,390.00), in lawful money of the United States of America and in immediately available funds, plus simple interest on the outstanding principal amount hereof, at the annual rate of eight percent (8%). Interest shall commence with the date hereof and shall continue on the outstanding principal amount until the earliest of (i) the date such principal amount is prepaid in full, (ii) the date the Note is converted according to the terms hereof or (iii) July 29, 2010 (the “Maturity Date”). Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed.

1. This note (the “Note”) is issued as one of a series of similar notes (collectively, the “Notes”) to be issued pursuant to the terms of that certain Bridge Loan Agreement (the “Loan Agreement”) dated as of October 29, 2009 (the “Agreement Date”) to the entities listed on the Schedule of Investors thereof (collectively, the “Holders”). All payments shall be applied first to accrued interest, and thereafter to principal. All capitalized terms not defined herein shall have the same meaning as set forth in the Loan Agreement.

2. Conversion.

(a) In the event that Payor issues and sells shares of its New Preferred Stock (as defined below) on or before the Maturity Date in connection with Payor’s Next Financing (as defined below), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall be automatically converted into a number of shares of New Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the New Preferred Stock issued in the Next Financing. The Company shall notify the Holder in writing prior to the date on which the Next Financing will occur and shall include in such notice the terms and conditions of the Next Financing and the most favorable price for which any person is purchasing New Preferred Stock in the Next Financing. For purposes of this Note, “New Preferred Stock” shall mean the new series of Preferred Stock authorized, issued and sold by the Company in the Next Financing (as defined below) after the date of this Note. “Next Financing” shall mean the sale (or series of related sales) by the Company of New Preferred Stock following the date of this Note pursuant to which the Company raises an aggregate of at least Fifteen Million dollars ($15,000,000) of capital, including the conversion of the Notes.

(b) In the event that Payor issues and sells shares of Preferred Stock that is not New Preferred Stock (“Preferred Stock”) on or before the Maturity Date (a “Preferred Financing”), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority (as defined in the Loan Agreement), be (i) automatically converted into a number of shares of Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the Preferred Stock issued in the Preferred Financing or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the date on which the Preferred Financing will occur and shall include in such notice the terms and conditions of the Preferred Financing, the determination of the Note Majority as to the disposition of the Notes, and the most favorable price for which any person is purchasing Preferred Stock in the Preferred Financing.

(c) In the event that the Notes are not converted into New Preferred Stock or Preferred Stock pursuant to Sections 2(a) or (b) and have not previously been repaid in full, on the Maturity Date the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority, be (i) automatically converted into a number of shares of the Company’s Series C Preferred Stock (the “Series C Stock”) determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by $1.00 or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the Maturity Date of the determination of the Note Majority as to the disposition of the Notes.

(d) Upon the automatic conversion of the Notes into New Preferred Stock, Preferred Stock or Series C Stock, in lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the issue price of such New Preferred Stock, Preferred Stock or Series C Stock, as applicable.

(e) The Holder will be entitled to the same rights, preferences and privileges granted to the purchasers of New Preferred Stock, Preferred Stock or Series C Stock with respect to any shares issued upon the conversion of the Notes.

(f) If, prior to the repayment or conversion of this Note, the Company undergoes a Deemed Liquidation Event (as defined in the Company’s Second Amended and Restated Certificate of Incorporation, as amended from time to time) or a liquidation, dissolution or winding up (each, a “Liquidation Transaction”), then, upon demand of the Holder, the Company shall pay the Holder, at the Holder’s option: (i) the outstanding principal hereunder, plus accrued interest on this Note on the closing date of a Liquidation Transaction; or (ii) shares of Series C Stock at a price of $ 1.00 per share (with appropriate adjustments for all stock splits, combinations, stock dividends, recapitalizations and the like from the date of original issue of this Note; provided, however, that no adjustment shall be made in connection with the 1.4-for-1 split of the Series C Stock which occurred on October 29, 2009) immediately prior to and contingent upon the closing of a Liquidation Transaction. If the Company proposes to effect a Liquidation Transaction, it shall give Lender written notice of such transaction no later than the date that it gives notice of such transaction to its stockholders, but in no event less than ten (10) days prior to the closing of such Liquidation Transaction.

3. Prepayment. The principal amount of this Note, plus all accrued and unpaid interest thereon, may not be prepaid by the Company prior to maturity without the written consent of the Holder.

4. Defaults and Remedies.

4.1 Events of Default. The following events, unless cured within ten (10) days following written notice to the Company of the existence of the event or waived by the Note Majority, shall be considered “Events of Default” with respect to this Note:

(a) The Company shall default in the payment of any part of the principal or accrued interest on the Note for more than five (5) days after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise and such default is not otherwise waived by the Note Majority;

(b) The Company shall make an assignment for the benefit of creditors, or shall file a voluntary petition for bankruptcy, or shall become unable to pay its debts as they come due, resulting in the institution of bankruptcy proceedings or the acceleration of a material obligation of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company, including the failure to conduct business in the ordinary course;

(c) The Company makes a material misrepresentation in the Loan Agreement as of the date of a Closing, or fails to comply with any material representations, warranties or covenants contained in the Loan Agreement in any material respect; and/or

(d) A final judgment in excess of $5,000,000 is entered against the Company.

4.2 Remedies. Upon (i) the declaration of the Note Majority of the occurrence of an Event of Default hereunder, unless cured or waived as provided in Section 4.1 above, or (ii) automatically in the case of an Event of Default pursuant to Section 4.1(b) above, all unpaid principal, accrued interest and other amounts owing hereunder shall be immediately due, payable and collectible by Holder pursuant to applicable law. The Holder shall also have all other rights and remedies under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law. Holder may exercise any and all of its remedies under the Loan Agreement and this Note contemporaneously or separately from the exercise of any other remedies hereunder or under applicable law.

5. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to conflict of law principles.

6. Amendment and Waiver. Any provision of this Note may be waived or amended (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), pursuant to Section 4.1 of the Loan Agreement.

7. Loss, Theft or Destruction of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note and of indemnity or security reasonably satisfactory to it, the Company will make and deliver an affidavit of lost note which shall carry the same rights to interest (unpaid and to accrue) carried by this Note, stating that such affidavit of lost note is issued in replacement of this Note, making reference to the original date of issuance of this Note (and any successors hereto) and dated as of such cancellation, in lieu of this Note.

8. Subordination. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of any secured Company obligations.

9. Notices. All notices and other communications shall be delivered by hand or mailed by first-class registered or certified mail, postage prepaid, to the respective addresses provided in the Loan Agreement, or to such other address as the Company or the Holder may designate to the other party hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be duly executed by its officer, thereunto duly authorized this 29th day of October, 2009.

ZELTIQ AESTHETICS, INC

By:	/s/ Gordie Nye
Name:	Gordie Nye
Title:	President and Chief Executive Officer

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD OR TRANSFERRED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR (III) RECEIPT OF A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION. COPIES OF THE AGREEMENT COVERING THE ACQUISITION OF THIS CONVERTIBLE PROMISSORY NOTE AND RESTRICTING ITS TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS PROMISSORY NOTE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

October 29, 2009	$62,778.34 Pleasanton, California

ZELTIQ AESTHETICS, INC.

CONVERTIBLE PROMISSORY NOTE

For value received, ZELTIQ AESTHETICS, INC., a Delaware corporation, having its principal place of business at 4698 Willow Road, Pleasanton, CA 94588 (the “Payor” or the “Company”) promises to pay to ADVANCED TECHNOLOGY VENTURES VII (B), L.P. or its assigns (the “Holder”), the principal sum of Sixty-Two Thousand Seven Hundred Seventy-Eight Dollars Thirty-Four Cents ($62,778.34), in lawful money of the United States of America and in immediately available funds, plus simple interest on the outstanding principal amount hereof, at the annual rate of eight percent (8%). Interest shall commence with the date hereof and shall continue on the outstanding principal amount until the earliest of (i) the date such principal amount is prepaid in full, (ii) the date the Note is converted according to the terms hereof or (iii) July 29, 2010 (the “Maturity Date”). Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed.

1. This note (the “Note”) is issued as one of a series of similar notes (collectively, the “Notes”) to be issued pursuant to the terms of that certain Bridge Loan Agreement (the “Loan Agreement”) dated as of October 29, 2009 (the “Agreement Date”) to the entities listed on the Schedule of Investors thereof (collectively, the “Holders”). All payments shall be applied first to accrued interest, and thereafter to principal. All capitalized terms not defined herein shall have the same meaning as set forth in the Loan Agreement.

2. Conversion.

(a) In the event that Payor issues and sells shares of its New Preferred Stock (as defined below) on or before the Maturity Date in connection with Payor’s Next Financing (as defined below), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall be automatically converted into a number of shares of New Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the New Preferred Stock issued in the Next Financing. The Company shall notify the Holder in writing prior to the date on which the Next Financing will occur and shall include in such notice the terms and conditions of the Next Financing and the most favorable price for which any person is purchasing New Preferred Stock in the Next Financing. For purposes of this Note, “New Preferred Stock” shall mean the new series of Preferred Stock authorized, issued and sold by the Company in the Next Financing (as defined below) after the date of this Note. “Next Financing” shall mean the sale (or series of related sales) by the Company of New Preferred Stock following the date of this Note pursuant to which the Company raises an aggregate of at least Fifteen Million dollars ($15,000,000) of capital, including the conversion of the Notes.

(b) In the event that Payor issues and sells shares of Preferred Stock that is not New Preferred Stock (“Preferred Stock”) on or before the Maturity Date (a “Preferred Financing”), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority (as defined in the Loan Agreement), be (i) automatically converted into a number of shares of Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the Preferred Stock issued in the Preferred Financing or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the date on which the Preferred Financing will occur and shall include in such notice the terms and conditions of the Preferred Financing, the determination of the Note Majority as to the disposition of the Notes, and the most favorable price for which any person is purchasing Preferred Stock in the Preferred Financing.

(c) In the event that the Notes are not converted into New Preferred Stock or Preferred Stock pursuant to Sections 2(a) or (b) and have not previously been repaid in full, on the Maturity Date the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority, be (i) automatically converted into a number of shares of the Company’s Series C Preferred Stock (the “Series C Stock”) determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by $1.00 or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the Maturity Date of the determination of the Note Majority as to the disposition of the Notes.

(d) Upon the automatic conversion of the Notes into New Preferred Stock, Preferred Stock or Series C Stock, in lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the issue price of such New Preferred Stock, Preferred Stock or Series C Stock, as applicable.

(e) The Holder will be entitled to the same rights, preferences and privileges granted to the purchasers of New Preferred Stock, Preferred Stock or Series C Stock with respect to any shares issued upon the conversion of the Notes.

(f) If, prior to the repayment or conversion of this Note, the Company undergoes a Deemed Liquidation Event (as defined in the Company’s Second Amended and Restated Certificate of Incorporation, as amended from time to time) or a liquidation, dissolution or winding up (each, a “Liquidation Transaction”), then, upon demand of the Holder, the Company shall pay the Holder, at the Holder’s option: (i) the outstanding principal hereunder, plus accrued interest on this Note on the closing date of a Liquidation Transaction; or (ii) shares of Series C Stock at a price of $ 1.00 per share (with appropriate adjustments for all stock splits, combinations, stock dividends, recapitalizations and the like from the date of original issue of this Note; provided, however, that no adjustment shall be made in connection with the 1.4-for-1 split of the Series C Stock which occurred on October 29, 2009) immediately prior to and contingent upon the closing of a Liquidation Transaction. If the Company proposes to effect a Liquidation Transaction, it shall give Lender written notice of such transaction no later than the date that it gives notice of such transaction to its stockholders, but in no event less than ten (10) days prior to the closing of such Liquidation Transaction.

3. Prepayment. The principal amount of this Note, plus all accrued and unpaid interest thereon, may not be prepaid by the Company prior to maturity without the written consent of the Holder.

4. Defaults and Remedies.

4.1 Events of Default. The following events, unless cured within ten (10) days following written notice to the Company of the existence of the event or waived by the Note Majority, shall be considered “Events of Default” with respect to this Note:

(a) The Company shall default in the payment of any part of the principal or accrued interest on the Note for more than five (5) days after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise and such default is not otherwise waived by the Note Majority;

(b) The Company shall make an assignment for the benefit of creditors, or shall file a voluntary petition for bankruptcy, or shall become unable to pay its debts as they come due, resulting in the institution of bankruptcy proceedings or the acceleration of a material obligation of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company, including the failure to conduct business in the ordinary course;

(c) The Company makes a material misrepresentation in the Loan Agreement as of the date of a Closing, or fails to comply with any material representations, warranties or covenants contained in the Loan Agreement in any material respect; and/or

(d) A final judgment in excess of $5,000,000 is entered against the Company.

4.2 Remedies. Upon (i) the declaration of the Note Majority of the occurrence of an Event of Default hereunder, unless cured or waived as provided in Section 4.1 above, or (ii) automatically in the case of an Event of Default pursuant to Section 4.1(b) above, all unpaid principal, accrued interest and other amounts owing hereunder shall be immediately due, payable and collectible by Holder pursuant to applicable law. The Holder shall also have all other rights and remedies under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law. Holder may exercise any and all of its remedies under the Loan Agreement and this Note contemporaneously or separately from the exercise of any other remedies hereunder or under applicable law.

5. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to conflict of law principles.

6. Amendment and Waiver. Any provision of this Note may be waived or amended (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), pursuant to Section 4.1 of the Loan Agreement.

7. Loss, Theft or Destruction of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note and of indemnity or security reasonably satisfactory to it, the Company will make and deliver an affidavit of lost note which shall carry the same rights to interest (unpaid and to accrue) carried by this Note, stating that such affidavit of lost note is issued in replacement of this Note, making reference to the original date of issuance of this Note (and any successors hereto) and dated as of such cancellation, in lieu of this Note.

8. Subordination. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of any secured Company obligations.

9. Notices. All notices and other communications shall be delivered by hand or mailed by first-class registered or certified mail, postage prepaid, to the respective addresses provided in the Loan Agreement, or to such other address as the Company or the Holder may designate to the other party hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be duly executed by its officer, thereunto duly authorized this 29th day of October, 2009

ZELTIQ AESTHETICS, INC

By:	/s/ Gordie Nye
Name:	Gordie Nye
Title:	President and Chief Executive Officer

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD OR TRANSFERRED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR (III) RECEIPT OF A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION. COPIES OF THE AGREEMENT COVERING THE ACQUISITION OF THIS CONVERTIBLE PROMISSORY NOTE AND RESTRICTING ITS TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS PROMISSORY NOTE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

October 29, 2009	$30,175.00 Pleasanton, California

ZELTIQ AESTHETICS, INC.

CONVERTIBLE PROMISSORY NOTE

For value received, ZELTIQ AESTHETICS, INC., a Delaware corporation, having its principal place of business at 4698 Willow Road, Pleasanton, CA 94588 (the “Payor” or the “Company”) promises to pay to ADVANCED TECHNOLOGY VENTURES VII (C), L.P. or its assigns (the “Holder”), the principal sum of Thirty Thousand One Hundred Seventy-Five Dollars No Cents ($30,175.00), in lawful money of the United States of America and in immediately available funds, plus simple interest on the outstanding principal amount hereof, at the annual rate of eight percent (8%). Interest shall commence with the date hereof and shall continue on the outstanding principal amount until the earliest of (i) the date such principal amount is prepaid in full, (ii) the date the Note is converted according to the terms hereof or (iii) July 29, 2010 (the “Maturity Date”). Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed.

1. This note (the “Note”) is issued as one of a series of similar notes (collectively, the “Notes”) to be issued pursuant to the terms of that certain Bridge Loan Agreement (the “Loan Agreement”) dated as of October 29, 2009 (the “Agreement Date”) to the entities listed on the Schedule of Investors thereof (collectively, the “Holders”). All payments shall be applied first to accrued interest, and thereafter to principal. All capitalized terms not defined herein shall have the same meaning as set forth in the Loan Agreement.

2. Conversion.

(a) In the event that Payor issues and sells shares of its New Preferred Stock (as defined below) on or before the Maturity Date in connection with Payor’s Next Financing (as defined below), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall be automatically converted into a number of shares of New Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the New Preferred Stock issued in the Next Financing. The Company shall notify the Holder in writing prior to the date on which the Next Financing will occur and shall include in such notice the terms and conditions of the Next Financing and the most favorable price for which any person is purchasing New Preferred Stock in the Next Financing. For purposes of this Note, “New Preferred Stock” shall mean the new series of Preferred Stock authorized, issued and sold by the Company in the Next Financing (as defined below) after the date of this Note. “Next Financing” shall mean the sale (or series of related sales) by the Company of New Preferred Stock following the date of this Note pursuant to which the Company raises an aggregate of at least Fifteen Million dollars ($15,000,000) of capital, including the conversion of the Notes.

(b) In the event that Payor issues and sells shares of Preferred Stock that is not New Preferred Stock (“Preferred Stock”) on or before the Maturity Date (a “Preferred Financing”), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority (as defined in the Loan Agreement), be (i) automatically converted into a number of shares of Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the Preferred Stock issued in the Preferred Financing or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the date on which the Preferred Financing will occur and shall include in such notice the terms and conditions of the Preferred Financing, the determination of the Note Majority as to the disposition of the Notes, and the most favorable price for which any person is purchasing Preferred Stock in the Preferred Financing.

(c) In the event that the Notes are not converted into New Preferred Stock or Preferred Stock pursuant to Sections 2(a) or (b) and have not previously been repaid in full, on the Maturity Date the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority, be (i) automatically converted into a number of shares of the Company’s Series C Preferred Stock (the “Series C Stock”) determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by $1.00 or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the Maturity Date of the determination of the Note Majority as to the disposition of the Notes.

(d) Upon the automatic conversion of the Notes into New Preferred Stock, Preferred Stock or Series C Stock, in lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the issue price of such New Preferred Stock, Preferred Stock or Series C Stock, as applicable.

(e) The Holder will be entitled to the same rights, preferences and privileges granted to the purchasers of New Preferred Stock, Preferred Stock or Series C Stock with respect to any shares issued upon the conversion of the Notes.

(f) If, prior to the repayment or conversion of this Note, the Company undergoes a Deemed Liquidation Event (as defined in the Company’s Second Amended and Restated Certificate of Incorporation, as amended from time to time) or a liquidation, dissolution or winding up (each, a “Liquidation Transaction”), then, upon demand of the Holder, the Company shall pay the Holder, at the Holder’s option: (i) the outstanding principal hereunder, plus accrued interest on this Note on the closing date of a Liquidation Transaction; or (ii) shares of Series C Stock at a price of $1.00 per share (with appropriate adjustments for all stock splits, combinations, stock dividends, recapitalizations and the like from the date of original issue of this Note; provided, however, that no adjustment shall be made in connection with the 1.4-for-1 split of the Series C Stock which occurred on October 29, 2009) immediately prior to and contingent upon the closing of a Liquidation Transaction. If the Company proposes to effect a Liquidation Transaction, it shall give Lender written notice of such transaction no later than the date that it gives notice of such transaction to its stockholders, but in no event less than ten (10) days prior to the closing of such Liquidation Transaction.

3. Prepayment. The principal amount of this Note, plus all accrued and unpaid interest thereon, may not be prepaid by the Company prior to maturity without the written consent of the Holder.

4. Defaults and Remedies.

4.1 Events of Default. The following events, unless cured within ten (10) days following written notice to the Company of the existence of the event or waived by the Note Majority, shall be considered “Events of Default” with respect to this Note:

(a) The Company shall default in the payment of any part of the principal or accrued interest on the Note for more than five (5) days after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise and such default is not otherwise waived by the Note Majority;

(b) The Company shall make an assignment for the benefit of creditors, or shall file a voluntary petition for bankruptcy, or shall become unable to pay its debts as they come due, resulting in the institution of bankruptcy proceedings or the acceleration of a material obligation of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company, including the failure to conduct business in the ordinary course;

(c) The Company makes a material misrepresentation in the Loan Agreement as of the date of a Closing, or fails to comply with any material representations, warranties or covenants contained in the Loan Agreement in any material respect; and/or

(d) A final judgment in excess of $5,000,000 is entered against the Company.

4.2. Remedies. Upon (i) the declaration of the Note Majority of the occurrence of an Event of Default hereunder, unless cured or waived as provided in Section 4.1 above, or (ii) automatically in the case of an Event of Default pursuant to Section 4.1(b) above, all unpaid principal, accrued interest and other amounts owing hereunder shall be immediately due, payable and collectible by Holder pursuant to applicable law. The Holder shall also have all other rights and remedies under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law. Holder may exercise any and all of its remedies under the Loan Agreement and this Note contemporaneously or separately from the exercise of any other remedies hereunder or under applicable law.

5. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to conflict of law principles.

6. Amendment and Waiver. Any provision of this Note may be waived or amended (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), pursuant to Section 4.1 of the Loan Agreement.

7. Loss, Theft or Destruction of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note and of indemnity or security reasonably satisfactory to it, the Company will make and deliver an affidavit of lost note which shall carry the same rights to interest (unpaid and to accrue) carried by this Note, stating that such affidavit of lost note is issued in replacement of this Note, making reference to the original date of issuance of this Note (and any successors hereto) and dated as of such cancellation, in lieu of this Note.

8. Subordination. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of any secured Company obligations.

9. Notices. All notices and other communications shall be delivered by hand or mailed by first-class registered or certified mail, postage prepaid, to the respective addresses provided in the Loan Agreement, or to such other address as the Company or the Holder may designate to the other party hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be duly executed by its officer, thereunto duly authorized this 29th day of October, 2009.

ZELTIQ AESTHETICS, INC

By:	/s/ Gordie Nye
Name:	Gordie Nye
Title:	President and Chief Executive Officer

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD OR TRANSFERRED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR (III) RECEIPT OF A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION. COPIES OF THE AGREEMENT COVERING THE ACQUISITION OF THIS CONVERTIBLE PROMISSORY NOTE AND RESTRICTING ITS TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS PROMISSORY NOTE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

October 29, 2009	$9,323.33 Pleasanton, California

ZELTIQ AESTHETICS, INC.

CONVERTIBLE PROMISSORY NOTE

For value received, ZELTIQ AESTHETICS, INC., a Delaware corporation, having its principal place of business at 4698 Willow Road, Pleasanton, CA 94588 (the “Payor” or the “Company”) promises to pay to ATV ENTREPRENEURS VII, L.P. or its assigns (the “Holder”), the principal sum of Nine Thousand Three Hundred Twenty-Three Dollars Thirty-Three Cents ($9,323.33), in lawful money of the United States of America and in immediately available funds, plus simple interest on the outstanding principal amount hereof, at the annual rate of eight percent (8%). Interest shall commence with the date hereof and shall continue on the outstanding principal amount until the earliest of (i) the date such principal amount is prepaid in full, (ii) the date the Note is converted according to the terms hereof or (iii) July 29, 2010 (the “Maturity Date”). Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed.

1. This note (the “Note”) is issued as one of a series of similar notes (collectively, the “Notes”) to be issued pursuant to the terms of that certain Bridge Loan Agreement (the “Loan Agreement”) dated as of October 29, 2009 (the “Agreement Date”) to the entities listed on the Schedule of Investors thereof (collectively, the “Holders”). All payments shall be applied first to accrued interest, and thereafter to principal. All capitalized terms not defined herein shall have the same meaning as set forth in the Loan Agreement.

2. Conversion.

(a) In the event that Payor issues and sells shares of its New Preferred Stock (as defined below) on or before the Maturity Date in connection with Payor’s Next Financing (as defined below), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall be automatically converted into a number of shares of New Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the New Preferred Stock issued in the Next Financing. The Company shall notify the Holder in writing prior to the date on which the Next Financing will occur and shall include in such notice the terms and conditions of the Next Financing and the most favorable price for which any person is purchasing New Preferred Stock in the Next Financing. For purposes of this Note, “New Preferred Stock” shall mean the new series of Preferred Stock authorized, issued and sold by the Company in the Next Financing (as defined below) after the date of this Note. “Next Financing” shall mean the sale (or series of related sales) by the Company of New Preferred Stock following the date of this Note pursuant to which the Company raises an aggregate of at least Fifteen Million dollars ($15,000,000) of capital, including the conversion of the Notes.

(b) In the event that Payor issues and sells shares of Preferred Stock that is not New Preferred Stock (“Preferred Stock”) on or before the Maturity Date (a “Preferred Financing”), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority (as defined in the Loan Agreement), be (i) automatically converted into a number of shares of Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the Preferred Stock issued in the Preferred Financing or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the date on which the Preferred Financing will occur and shall include in such notice the terms and conditions of the Preferred Financing, the determination of the Note Majority as to the disposition of the Notes, and the most favorable price for which any person is purchasing Preferred Stock in the Preferred Financing.

(c) In the event that the Notes are not converted into New Preferred Stock or Preferred Stock pursuant to Sections 2(a) or (b) and have not previously been repaid in full, on the Maturity Date the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority, be (i) automatically converted into a number of shares of the Company’s Series C Preferred Stock (the “Series C Stock”) determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by $1.00 or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the Maturity Date of the determination of the Note Majority as to the disposition of the Notes.

(d) Upon the automatic conversion of the Notes into New Preferred Stock, Preferred Stock or Series C Stock, in lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the issue price of such New Preferred Stock, Preferred Stock or Series C Stock, as applicable.

(e) The Holder will be entitled to the same rights, preferences and privileges granted to the purchasers of New Preferred Stock, Preferred Stock or Series C Stock with respect to any shares issued upon the conversion of the Notes.

(f) If, prior to the repayment or conversion of this Note, the Company undergoes a Deemed Liquidation Event (as defined in the Company’s Second Amended and Restated Certificate of Incorporation, as amended from time to time) or a liquidation, dissolution or winding up (each, a “Liquidation Transaction”), then, upon demand of the Holder, the Company shall pay the Holder, at the Holder’s option: (i) the outstanding principal hereunder, plus accrued interest on this Note on the closing date of a Liquidation Transaction; or (ii) shares of Series C Stock at a price of $1.00 per share (with appropriate adjustments for all stock splits, combinations, stock dividends, recapitalizations and the like from the date of original issue of this Note; provided, however, that no adjustment shall be made in connection with the 1.4-for-1 split of the Series C Stock which occurred on October 29, 2009) immediately prior to and contingent upon the closing of a Liquidation Transaction. If the Company proposes to effect a Liquidation Transaction, it shall give Lender written notice of such transaction no later than the date that it gives notice of such transaction to its stockholders, but in no event less than ten (10) days prior to the closing of such Liquidation Transaction.

3. Prepayment. The principal amount of this Note, plus all accrued and unpaid interest thereon, may not be prepaid by the Company prior to maturity without the written consent of the Holder.

4. Defaults and Remedies.

4.1 Events of Default. The following events, unless cured within ten (10) days following written notice to the Company of the existence of the event or waived by the Note Majority, shall be considered “Events of Default” with respect to this Note:

(a) The Company shall default in the payment of any part of the principal or accrued interest on the Note for more than five (5) days after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise and such default is not otherwise waived by the Note Majority;

(b) The Company shall make an assignment for the benefit of creditors, or shall file a voluntary petition for bankruptcy, or shall become unable to pay its debts as they come due, resulting in the institution of bankruptcy proceedings or the acceleration of a material obligation of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company, including the failure to conduct business in the ordinary course;

(c) The Company makes a material misrepresentation in the Loan Agreement as of the date of a Closing, or fails to comply with any material representations, warranties or covenants contained in the Loan Agreement in any material respect; and/or

(d) A final judgment in excess of $5,000,000 is entered against the Company.

4.2. Remedies. Upon (i) the declaration of the Note Majority of the occurrence of an Event of Default hereunder, unless cured or waived as provided in Section 4.1 above, or (ii) automatically in the case of an Event of Default pursuant to Section 4.1(b) above, all unpaid principal, accrued interest and other amounts owing hereunder shall be immediately due, payable and collectible by Holder pursuant to applicable law. The Holder shall also have all other rights and remedies under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law. Holder may exercise any and all of its remedies under the Loan Agreement and this Note contemporaneously or separately from the exercise of any other remedies hereunder or under applicable law.

5. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to conflict of law principles.

6. Amendment and Waiver. Any provision of this Note may be waived or amended (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), pursuant to Section 4.1 of the Loan Agreement.

7. Loss, Theft or Destruction of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note and of indemnity or security reasonably satisfactory to it, the Company will make and deliver an affidavit of lost note which shall carry the same rights to interest (unpaid and to accrue) carried by this Note, stating that such affidavit of lost note is issued in replacement of this Note, making reference to the original date of issuance of this Note (and any successors hereto) and dated as of such cancellation, in lieu of this Note.

8. Subordination. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of any secured Company obligations.

9. Notices. All notices and other communications shall be delivered by hand or mailed by first-class registered or certified mail, postage prepaid, to the respective addresses provided in the Loan Agreement, or to such other address as the Company or the Holder may designate to the other party hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be duly executed by its officer, thereunto duly authorized this 29th day of October, 2009.

ZELTIQ AESTHETICS, INC

By:	/s/ Gordie Nye
Name:	Gordie Nye
Title:	President and Chief Executive Officer

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD OR TRANSFERRED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR (III) RECEIPT OF A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION. COPIES OF THE AGREEMENT COVERING THE ACQUISITION OF THIS CONVERTIBLE PROMISSORY NOTE AND RESTRICTING ITS TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS PROMISSORY NOTE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

October 29, 2009	$1,666,666.67 Pleasanton, California

ZELTIQ AESTHETICS, INC.

CONVERTIBLE PROMISSORY NOTE

For value received, ZELTIQ AESTHETICS, INC., a Delaware corporation, having its principal place of business at 4698 Willow Road, Pleasanton, CA 94588 (the “Payor” or the “Company”) promises to pay to FRAZIER HEALTHCARE V, L.P. or its assigns (the “Holder”), the principal sum of One Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Six Dollars Sixty-Seven Cents ($1,666,666.67), in lawful money of the United States of America and in immediately available funds, plus simple interest on the outstanding principal amount hereof, at the annual rate of eight percent (8%). Interest shall commence with the date hereof and shall continue on the outstanding principal amount until the earliest of (i) the date such principal amount is prepaid in full, (ii) the date the Note is converted according to the terms hereof or (iii) July 29, 2010 (the “Maturity Date”). Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed.

1. This note (the “Note”) is issued as one of a series of similar notes (collectively, the “Notes”) to be issued pursuant to the terms of that certain Bridge Loan Agreement (the “Loan Agreement”) dated as of October 29, 2009 (the “Agreement Date”) to the entities listed on the Schedule of Investors thereof (collectively, the “Holders”). All payments shall be applied first to accrued interest, and thereafter to principal. All capitalized terms not defined herein shall have the same meaning as set forth in the Loan Agreement.

2. Conversion.

(a) In the event that Payor issues and sells shares of its New Preferred Stock (as defined below) on or before the Maturity Date in connection with Payor’s Next Financing (as defined below), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall be automatically converted into a number of shares of New Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the New Preferred Stock issued in the Next Financing. The Company shall notify the Holder in writing prior to the date on which the Next Financing will occur and shall include in such notice the terms and conditions of the Next Financing and the most favorable price for which any person is purchasing New Preferred Stock in the Next Financing. For purposes of this Note, “New Preferred Stock” shall mean the new series of Preferred Stock authorized, issued and sold by the Company in the Next Financing (as defined below) after the date of this Note. “Next Financing” shall mean the sale (or series of related sales) by the Company of New Preferred Stock following the date of this Note pursuant to which the Company raises an aggregate of at least Fifteen Million dollars ($15,000,000) of capital, including the conversion of the Notes.

(b) In the event that Payor issues and sells shares of Preferred Stock that is not New Preferred Stock (“Preferred Stock”) on or before the Maturity Date (a “Preferred Financing”), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority (as defined in the Loan Agreement), be (i) automatically converted into a number of shares of Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the Preferred Stock issued in the Preferred Financing or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the date on which the Preferred Financing will occur and shall include in such notice the terms and conditions of the Preferred Financing, the determination of the Note Majority as to the disposition of the Notes, and the most favorable price for which any person is purchasing Preferred Stock in the Preferred Financing.

(c) In the event that the Notes are not converted into New Preferred Stock or Preferred Stock pursuant to Sections 2(a) or (b) and have not previously been repaid in full, on the Maturity Date the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority, be (i) automatically converted into a number of shares of the Company’s Series C Preferred Stock (the “Series C Stock”) determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by $1.00 or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the Maturity Date of the determination of the Note Majority as to the disposition of the Notes.

(d) Upon the automatic conversion of the Notes into New Preferred Stock, Preferred Stock or Series C Stock, in lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the issue price of such New Preferred Stock, Preferred Stock or Series C Stock, as applicable.

(e) The Holder will be entitled to the same rights, preferences and privileges granted to the purchasers of New Preferred Stock, Preferred Stock or Series C Stock with respect to any shares issued upon the conversion of the Notes.

(f) If, prior to the repayment or conversion of this Note, the Company undergoes a Deemed Liquidation Event (as defined in the Company’s Second Amended and Restated Certificate of Incorporation, as amended from time to time) or a liquidation, dissolution or winding up (each, a “Liquidation Transaction”), then, upon demand of the Holder, the Company shall pay the Holder, at the Holder’s option: (i) the outstanding principal hereunder, plus accrued interest on this Note on the closing date of a Liquidation Transaction; or (ii) shares of Series C Stock at a price of $1.00 per share (with appropriate adjustments for all stock splits, combinations, stock dividends, recapitalizations and the like from the date of original issue of this Note; provided, however, that no adjustment shall be made in connection with the 1.4-for-l split of the Series C Stock which occurred on October 29, 2009) immediately prior to and contingent upon the closing of a Liquidation Transaction. If the Company proposes to effect a Liquidation Transaction, it shall give Lender written notice of such transaction no later than the date that it gives notice of such transaction to its stockholders, but in no event less than ten (10) days prior to the closing of such Liquidation Transaction.

3. Prepayment. The principal amount of this Note, plus all accrued and unpaid interest thereon, may not be prepaid by the Company prior to maturity without the written consent of the Holder.

4. Defaults and Remedies.

4.1 Events of Default. The following events, unless cured within ten (10) days following written notice to the Company of the existence of the event or waived by the Note Majority, shall be considered “Events of Default” with respect to this Note:

(a) The Company shall default in the payment of any part of the principal or accrued interest on the Note for more than five (5) days after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise and such default is not otherwise waived by the Note Majority;

(b) The Company shall make an assignment for the benefit of creditors, or shall file a voluntary petition for bankruptcy, or shall become unable to pay its debts as they come due, resulting in the institution of bankruptcy proceedings or the acceleration of a material obligation of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company, including the failure to conduct business in the ordinary course;

(c) The Company makes a material misrepresentation in the Loan Agreement as of the date of a Closing, or fails to comply with any material representations, warranties or covenants contained in the Loan Agreement in any material respect; and/or

(d) A final judgment in excess of $5,000,000 is entered against the Company.

4.2. Remedies. Upon (i) the declaration of the Note Majority of the occurrence of an Event of Default hereunder, unless cured or waived as provided in Section 4.1 above, or (ii) automatically in the case of an Event of Default pursuant to Section 4.1(b) above, all unpaid principal, accrued interest and other amounts owing hereunder shall be immediately due, payable and collectible by Holder pursuant to applicable law. The Holder shall also have all other rights and remedies under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law. Holder may exercise any and all of its remedies under the Loan Agreement and this Note contemporaneously or separately from the exercise of any other remedies hereunder or under applicable law.

5. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to conflict of law principles.

6. Amendment and Waiver. Any provision of this Note may be waived or amended (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), pursuant to Section 4.1 of the Loan Agreement.

7. Loss, Theft or Destruction of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note and of indemnity or security reasonably satisfactory to it, the Company will make and deliver an affidavit of lost note which shall carry the same rights to interest (unpaid and to accrue) carried by this Note, stating that such affidavit of lost note is issued in replacement of this Note, making reference to the original date of issuance of this Note (and any successors hereto) and dated as of such cancellation, in lieu of this Note.

8. Subordination. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of any secured Company obligations.

9. Notices. All notices and other communications shall be delivered by hand or mailed by first-class registered or certified mail, postage prepaid, to the respective addresses provided in the Loan Agreement, or to such other address as the Company or the Holder may designate to the other party hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be duly executed by its officer, thereunto duly authorized this 29th day of October, 2009.

ZELTIQ AESTHETICS, INC

By:	/s/ Gordie Nye
Name:	Gordie Nye
Title:	President and Chief Executive Officer

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD OR TRANSFERRED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR (III) RECEIPT OF A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION. COPIES OF THE AGREEMENT COVERING THE ACQUISITION OF THIS CONVERTIBLE PROMISSORY NOTE AND RESTRICTING ITS TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS PROMISSORY NOTE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

October 29, 2009	$1,503,833.34 Pleasanton, California

ZELTIQ AESTHETICS, INC.

CONVERTIBLE PROMISSORY NOTE

For value received, ZELTIQ AESTHETICS, INC., a Delaware corporation, having its principal place of business at 4698 Willow Road, Pleasanton, CA 94588 (the “Payor” or the “Company”) promises to pay to VENROCK ASSOCIATES V, L.P. or its assigns (the “Holder”), the principal sum of One Million Five Hundred Three Thousand Eight Hundred Thirty-Three Dollars Thirty-Four Cents ($1,503,833.34), in lawful money of the United States of America and in immediately available funds, plus simple interest on the outstanding principal amount hereof, at the annual rate of eight percent (8%). Interest shall commence with the date hereof and shall continue on the outstanding principal amount until the earliest of (i) the date such principal amount is prepaid in full, (ii) the date the Note is converted according to the terms hereof or (iii) July 29, 2010 (the “Maturity Date”). Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed.

1. This note (the “Note”) is issued as one of a series of similar notes (collectively, the “Notes”) to be issued pursuant to the terms of that certain Bridge Loan Agreement (the “Loan Agreement”) dated as of October 29, 2009 (the “Agreement Date”) to the entities listed on the Schedule of Investors thereof (collectively, the “Holders”). All payments shall be applied first to accrued interest, and thereafter to principal. All capitalized terms not defined herein shall have the same meaning as set forth in the Loan Agreement.

2. Conversion.

(a) In the event that Payor issues and sells shares of its New Preferred Stock (as defined below) on or before the Maturity Date in connection with Payor’s Next Financing (as defined below), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall be automatically converted into a number of shares of New Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the New Preferred Stock issued in the Next Financing. The Company shall notify the Holder in writing prior to the date on which the Next Financing will occur and shall include in such notice the terms and conditions of the Next Financing and the most favorable price for which any person is purchasing New Preferred Stock in the Next Financing. For purposes of this Note, “New Preferred Stock” shall mean the new series of Preferred Stock authorized, issued and sold by the Company in the Next Financing (as defined below) after the date of this Note. “Next Financing” shall mean the sale (or series of related sales) by the Company of New Preferred Stock following the date of this Note pursuant to which the Company raises an aggregate of at least Fifteen Million dollars ($15,000,000) of capital, including the conversion of the Notes.

(b) In the event that Payor issues and sells shares of Preferred Stock that is not New Preferred Stock (“Preferred Stock”) on or before the Maturity Date (a “Preferred Financing”), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority (as defined in the Loan Agreement), be (i) automatically converted into a number of shares of Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the Preferred Stock issued in the Preferred Financing or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the date on which the Preferred Financing will occur and shall include in such notice the terms and conditions of the Preferred Financing, the determination of the Note Majority as to the disposition of the Notes, and the most favorable price for which any person is purchasing Preferred Stock in the Preferred Financing.

(c) In the event that the Notes are not converted into New Preferred Stock or Preferred Stock pursuant to Sections 2(a) or (b) and have not previously been repaid in full, on the Maturity Date the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority, be (i) automatically converted into a number of shares of the Company’s Series C Preferred Stock (the “Series C Stock”) determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by $1.00 or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the Maturity Date of the determination of the Note Majority as to the disposition of the Notes.

(d) Upon the automatic conversion of the Notes into New Preferred Stock, Preferred Stock or Series C Stock, in lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the issue price of such New Preferred Stock, Preferred Stock or Series C Stock, as applicable.

(e) The Holder will be entitled to the same rights, preferences and privileges granted to the purchasers of New Preferred Stock, Preferred Stock or Series C Stock with respect to any shares issued upon the conversion of the Notes.

(f) If, prior to the repayment or conversion of this Note, the Company undergoes a Deemed Liquidation Event (as defined in the Company’s Second Amended and Restated Certificate of Incorporation, as amended from time to time) or a liquidation, dissolution or winding up (each, a “Liquidation Transaction”), then, upon demand of the Holder, the Company shall pay the Holder, at the Holder’s option: (i) the outstanding principal hereunder, plus accrued interest on this Note on the closing date of a Liquidation Transaction; or (ii) shares of Series C Stock at a price of $1.00 per share (with appropriate adjustments for all stock splits, combinations, stock dividends, recapitalizations and the like from the date of original issue of this Note; provided, however, that no adjustment shall be made in connection with the 1.4-for-l split of the Series C Stock which occurred on October 29, 2009) immediately prior to and contingent upon the closing of a Liquidation Transaction. If the Company proposes to effect a Liquidation Transaction, it shall give Lender written notice of such transaction no later than the date that it gives notice of such transaction to its stockholders, but in no event less than ten (10) days prior to the closing of such Liquidation Transaction.

3. Prepayment. The principal amount of this Note, plus all accrued and unpaid interest thereon, may not be prepaid by the Company prior to maturity without the written consent of the Holder.

4. Defaults and Remedies.

4.1 Events of Default. The following events, unless cured within ten (10) days following written notice to the Company of the existence of the event or waived by the Note Majority, shall be considered “Events of Default” with respect to this Note:

(a) The Company shall default in the payment of any part of the principal or accrued interest on the Note for more than five (5) days after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise and such default is not otherwise waived by the Note Majority;

(b) The Company shall make an assignment for the benefit of creditors, or shall file a voluntary petition for bankruptcy, or shall become unable to pay its debts as they come due, resulting in the institution of bankruptcy proceedings or the acceleration of a material obligation of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company, including the failure to conduct business in the ordinary course;

(c) The Company makes a material misrepresentation in the Loan Agreement as of the date of a Closing, or fails to comply with any material representations, warranties or covenants contained in the Loan Agreement in any material respect; and/or

(d) A final judgment in excess of $5,000,000 is entered against the Company.

4.2. Remedies. Upon (i) the declaration of the Note Majority of the occurrence of an Event of Default hereunder, unless cured or waived as provided in Section 4.1 above, or (ii) automatically in the case of an Event of Default pursuant to Section 4.1(b) above, all unpaid principal, accrued interest and other amounts owing hereunder shall be immediately due, payable and collectible by Holder pursuant to applicable law. The Holder shall also have all other rights and remedies under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law. Holder may exercise any and all of its remedies under the Loan Agreement and this Note contemporaneously or separately from the exercise of any other remedies hereunder or under applicable law.

5. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to conflict of law principles.

6. Amendment and Waiver. Any provision of this Note may be waived or amended (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), pursuant to Section 4.1 of the Loan Agreement.

7. Loss, Theft or Destruction of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note and of indemnity or security reasonably satisfactory to it, the Company will make and deliver an affidavit of lost note which shall carry the same rights to interest (unpaid and to accrue) carried by this Note, stating that such affidavit of lost note is issued in replacement of this Note, making reference to the original date of issuance of this Note (and any successors hereto) and dated as of such cancellation, in lieu of this Note.

8. Subordination. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of any secured Company obligations.

9. Notices. All notices and other communications shall be delivered by hand or mailed by first-class registered or certified mail, postage prepaid, to the respective addresses provided in the Loan Agreement, or to such other address as the Company or the Holder may designate to the other party hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be duly executed by its officer, thereunto duly authorized this 29th day of October, 2009.

ZELTIQ AESTHETICS, INC

By:	/s/ Gordie Nye
Name:	Gordie Nye
Title:	President and Chief Executive Officer

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD OR TRANSFERRED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR (III) RECEIPT OF A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION. COPIES OF THE AGREEMENT COVERING THE ACQUISITION OF THIS CONVERTIBLE PROMISSORY NOTE AND RESTRICTING ITS TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS PROMISSORY NOTE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

October 29, 2009	$127,500.00 Pleasanton, California

ZELTIQ AESTHETICS, INC.

CONVERTIBLE PROMISSORY NOTE

For value received, ZELTIQ AESTHETICS, INC., a Delaware corporation, having its principal place of business at 4698 Willow Road, Pleasanton, CA 94588 (the “Payor” or the “Company”) promises to pay to VENROCK PARTNERS V, L.P. or its assigns (the “Holder”), the principal sum of One Hundred Twenty-Seven Thousand Five Hundred Dollars No Cents ($127,500.00), in lawful money of the United States of America and in immediately available funds, plus simple interest on the outstanding principal amount hereof, at the annual rate of eight percent (8%). Interest shall commence with the date hereof and shall continue on the outstanding principal amount until the earliest of (i) the date such principal amount is prepaid in full, (ii) the date the Note is converted according to the terms hereof or (iii) July 29, 2010 (the “Maturity Date”). Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed.

1. This note (the “Note”) is issued as one of a series of similar notes (collectively, the “Notes”) to be issued pursuant to the terms of that certain Bridge Loan Agreement (the “Loan Agreement”) dated as of October 29, 2009 (the “Agreement Date”) to the entities listed on the Schedule of Investors thereof (collectively, the “Holders”). All payments shall be applied first to accrued interest, and thereafter to principal. All capitalized terms not defined herein shall have the same meaning as set forth in the Loan Agreement.

2. Conversion.

(a) In the event that Payor issues and sells shares of its New Preferred Stock (as defined below) on or before the Maturity Date in connection with Payor’s Next Financing (as defined below), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall be automatically converted into a number of shares of New Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the New Preferred Stock issued in the Next Financing. The Company shall notify the Holder in writing prior to the date on which the Next Financing will occur and shall include in such notice the terms and conditions of the Next Financing and the most favorable price for which any person is purchasing New Preferred Stock in the Next Financing. For purposes of this Note, “New Preferred Stock” shall mean the new series of Preferred Stock authorized, issued and sold by the Company in the Next Financing (as defined below) after the date of this Note. “Next Financing” shall mean the sale (or series of related sales) by the Company of New Preferred Stock following the date of this Note pursuant to which the Company raises an aggregate of at least Fifteen Million dollars ($15,000,000) of capital, including the conversion of the Notes.

(b) In the event that Payor issues and sells shares of Preferred Stock that is not New Preferred Stock (“Preferred Stock”) on or before the Maturity Date (a “Preferred Financing”), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority (as defined in the Loan Agreement), be (i) automatically converted into a number of shares of Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the Preferred Stock issued in the Preferred Financing or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the date on which the Preferred Financing will occur and shall include in such notice the terms and conditions of the Preferred Financing, the determination of the Note Majority as to the disposition of the Notes, and the most favorable price for which any person is purchasing Preferred Stock in the Preferred Financing.

(c) In the event that the Notes are not converted into New Preferred Stock or Preferred Stock pursuant to Sections 2(a) or (b) and have not previously been repaid in full, on the Maturity Date the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority, be (i) automatically converted into a number of shares of the Company’s Series C Preferred Stock (the “Series C Stock”) determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by $1.00 or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the Maturity Date of the determination of the Note Majority as to the disposition of the Notes.

(d) Upon the automatic conversion of the Notes into New Preferred Stock, Preferred Stock or Series C Stock, in lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the issue price of such New Preferred Stock, Preferred Stock or Series C Stock, as applicable.

(e) The Holder will be entitled to the same rights, preferences and privileges granted to the purchasers of New Preferred Stock, Preferred Stock or Series C Stock with respect to any shares issued upon the conversion of the Notes.

(f) If, prior to the repayment or conversion of this Note, the Company undergoes a Deemed Liquidation Event (as defined in the Company’s Second Amended and Restated Certificate of Incorporation, as amended from time to time) or a liquidation, dissolution or winding up (each, a “Liquidation Transaction”), then, upon demand of the Holder, the Company shall pay the Holder, at the Holder’s option: (i) the outstanding principal hereunder, plus accrued interest on this Note on the closing date of a Liquidation Transaction; or (ii) shares of Series C Stock at a price of $1.00 per share (with appropriate adjustments for all stock splits, combinations, stock dividends, recapitalizations and the like from the date of original issue of this Note; provided, however, that no adjustment shall be made in connection with the 1.4-for-l split of the Series C Stock which occurred on October 29, 2009) immediately prior to and contingent upon the closing of a Liquidation Transaction. If the Company proposes to effect a Liquidation Transaction, it shall give Lender written notice of such transaction no later than the date that it gives notice of such transaction to its stockholders, but in no event less than ten (10) days prior to the closing of such Liquidation Transaction.

3. Prepayment. The principal amount of this Note, plus all accrued and unpaid interest thereon, may not be prepaid by the Company prior to maturity without the written consent of the Holder.

4. Defaults and Remedies.

4.1 Events of Default. The following events, unless cured within ten (10) days following written notice to the Company of the existence of the event or waived by the Note Majority, shall be considered “Events of Default” with respect to this Note:

(a) The Company shall default in the payment of any part of the principal or accrued interest on the Note for more than five (5) days after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise and such default is not otherwise waived by the Note Majority;

(b) The Company shall make an assignment for the benefit of creditors, or shall file a voluntary petition for bankruptcy, or shall become unable to pay its debts as they come due, resulting in the institution of bankruptcy proceedings or the acceleration of a material obligation of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company, including the failure to conduct business in the ordinary course;

(c) The Company makes a material misrepresentation in the Loan Agreement as of the date of a Closing, or fails to comply with any material representations, warranties or covenants contained in the Loan Agreement in any material respect; and/or

(d) A final judgment in excess of $5,000,000 is entered against the Company.

4.2. Remedies. Upon (i) the declaration of the Note Majority of the occurrence of an Event of Default hereunder, unless cured or waived as provided in Section 4.1 above, or (ii) automatically in the case of an Event of Default pursuant to Section 4.1(b) above, all unpaid principal, accrued interest and other amounts owing hereunder shall be immediately due, payable and collectible by Holder pursuant to applicable law. The Holder shall also have all other rights and remedies under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law. Holder may exercise any and all of its remedies under the Loan Agreement and this Note contemporaneously or separately from the exercise of any other remedies hereunder or under applicable law.

5. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to conflict of law principles.

6. Amendment and Waiver. Any provision of this Note may be waived or amended (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), pursuant to Section 4.1 of the Loan Agreement.

7. Loss, Theft or Destruction of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note and of indemnity or security reasonably satisfactory to it, the Company will make and deliver an affidavit of lost note which shall carry the same rights to interest (unpaid and to accrue) carried by this Note, stating that such affidavit of lost note is issued in replacement of this Note, making reference to the original date of issuance of this Note (and any successors hereto) and dated as of such cancellation, in lieu of this Note.

8. Subordination. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of any secured Company obligations.

9. Notices. All notices and other communications shall be delivered by hand or mailed by first-class registered or certified mail, postage prepaid, to the respective addresses provided in the Loan Agreement, or to such other address as the Company or the Holder may designate to the other party hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be duly executed by its officer, thereunto duly authorized this 29th day of October, 2009.

ZELTIQ AESTHETICS, INC

By:	/s/ Gordie Nye
Name:	Gordie Nye
Title:	President and Chief Executive Officer

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD OR TRANSFERRED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR (III) RECEIPT OF A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION. COPIES OF THE AGREEMENT COVERING THE ACQUISITION OF THIS CONVERTIBLE PROMISSORY NOTE AND RESTRICTING ITS TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS PROMISSORY NOTE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

October 29, 2009	$35,333.33 Pleasanton, California

ZELTIQ AESTHETICS, INC.

CONVERTIBLE PROMISSORY NOTE

For value received, ZELTIQ AESTHETICS, INC., a Delaware corporation, having its principal place of business at 4698 Willow Road, Pleasanton, CA 94588 (the “Payor” or the “Company”) promises to pay to VENROCK ENTREPRENEURS FUND V, L.P. or its assigns (the “Holder”), the principal sum of Thirty-Five Thousand Three Hundred Thirty-Three Dollars Thirty-Three Cents ($35,333.33), in lawful money of the United States of America and in immediately available funds, plus simple interest on the outstanding principal amount hereof, at the annual rate of eight percent (8%). Interest shall commence with the date hereof and shall continue on the outstanding principal amount until the earliest of (i) the date such principal amount is prepaid in full, (ii) the date the Note is converted according to the terms hereof or (iii) July 29, 2010 (the “Maturity Date”). Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed.

1. This note (the “Note”) is issued as one of a series of similar notes (collectively, the “Notes”) to be issued pursuant to the terms of that certain Bridge Loan Agreement (the “Loan Agreement”) dated as of October 29, 2009 (the “Agreement Date”) to the entities listed on the Schedule of Investors thereof (collectively, the “Holders”). All payments shall be applied first to accrued interest, and thereafter to principal. All capitalized terms not defined herein shall have the same meaning as set forth in the Loan Agreement.

2. Conversion.

(a) In the event that Payor issues and sells shares of its New Preferred Stock (as defined below) on or before the Maturity Date in connection with Payor’s Next Financing (as defined below), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall be automatically converted into a number of shares of New Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the New Preferred Stock issued in the Next Financing. The Company shall notify the Holder in writing prior to the date on which the Next Financing will occur and shall include in such notice the terms and conditions of the Next Financing and the most favorable price for which any person is purchasing New Preferred Stock in the Next Financing. For purposes of this Note, “New Preferred Stock” shall mean the new series of Preferred Stock authorized, issued and sold by the Company in the Next Financing (as defined below) after the date of this Note. “Next Financing” shall mean the sale (or series of related sales) by the Company of New Preferred Stock following the date of this Note pursuant to which the Company raises an aggregate of at least Fifteen Million dollars ($15,000,000) of capital, including the conversion of the Notes.

(b) In the event that Payor issues and sells shares of Preferred Stock that is not New Preferred Stock (“Preferred Stock”) on or before the Maturity Date (a “Preferred Financing”), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority (as defined in the Loan Agreement), be (i) automatically converted into a number of shares of Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the Preferred Stock issued in the Preferred Financing or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the date on which the Preferred Financing will occur and shall include in such notice the terms and conditions of the Preferred Financing, the determination of the Note Majority as to the disposition of the Notes, and the most favorable price for which any person is purchasing Preferred Stock in the Preferred Financing.

(c) In the event that the Notes are not converted into New Preferred Stock or Preferred Stock pursuant to Sections 2(a) or (b) and have not previously been repaid in full, on the Maturity Date the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority, be (i) automatically converted into a number of shares of the Company’s Series C Preferred Stock (the “Series C Stock”) determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by $1.00 or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the Maturity Date of the determination of the Note Majority as to the disposition of the Notes.

(d) Upon the automatic conversion of the Notes into New Preferred Stock, Preferred Stock or Series C Stock, in lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the issue price of such New Preferred Stock, Preferred Stock or Series C Stock, as applicable.

(e) The Holder will be entitled to the same rights, preferences and privileges granted to the purchasers of New Preferred Stock, Preferred Stock or Series C Stock with respect to any shares issued upon the conversion of the Notes.

(f) If, prior to the repayment or conversion of this Note, the Company undergoes a Deemed Liquidation Event (as defined in the Company’s Second Amended and Restated Certificate of Incorporation, as amended from time to time) or a liquidation, dissolution or winding up (each, a “Liquidation Transaction”), then, upon demand of the Holder, the Company shall pay the Holder, at the Holder’s option: (i) the outstanding principal hereunder, plus accrued interest on this Note on the closing date of a Liquidation Transaction; or (ii) shares of Series C Stock at a price of $1.00 per share (with appropriate adjustments for all stock splits, combinations, stock dividends, recapitalizations and the like from the date of original issue of this Note; provided, however, that no adjustment shall be made in connection with the 1.4-for-l split of the Series C Stock which occurred on October 29, 2009) immediately prior to and contingent upon the closing of a Liquidation Transaction. If the Company proposes to effect a Liquidation Transaction, it shall give Lender written notice of such transaction no later than the date that it gives notice of such transaction to its stockholders, but in no event less than ten (10) days prior to the closing of such Liquidation Transaction.

3. Prepayment. The principal amount of this Note, plus all accrued and unpaid interest thereon, may not be prepaid by the Company prior to maturity without the written consent of the Holder.

4. Defaults and Remedies.

4.1 Events of Default. The following events, unless cured within ten (10) days following written notice to the Company of the existence of the event or waived by the Note Majority, shall be considered “Events of Default” with respect to this Note:

(a) The Company shall default in the payment of any part of the principal or accrued interest on the Note for more than five (5) days after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise and such default is not otherwise waived by the Note Majority;

(b) The Company shall make an assignment for the benefit of creditors, or shall file a voluntary petition for bankruptcy, or shall become unable to pay its debts as they come due, resulting in the institution of bankruptcy proceedings or the acceleration of a material obligation of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company, including the failure to conduct business in the ordinary course;

(c) The Company makes a material misrepresentation in the Loan Agreement as of the date of a Closing, or fails to comply with any material representations, warranties or covenants contained in the Loan Agreement in any material respect; and/or

(d) A final judgment in excess of $5,000,000 is entered against the Company.

4.2. Remedies. Upon (i) the declaration of the Note Majority of the occurrence of an Event of Default hereunder, unless cured or waived as provided in Section 4.1 above, or (ii) automatically in the case of an Event of Default pursuant to Section 4.1(b) above, all unpaid principal, accrued interest and other amounts owing hereunder shall be immediately due, payable and collectible by Holder pursuant to applicable law. The Holder shall also have all other rights and remedies under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law. Holder may exercise any and all of its remedies under the Loan Agreement and this Note contemporaneously or separately from the exercise of any other remedies hereunder or under applicable law.

5. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to conflict of law principles.

6. Amendment and Waiver. Any provision of this Note may be waived or amended (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), pursuant to Section 4.1 of the Loan Agreement.

7. Loss, Theft or Destruction of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note and of indemnity or security reasonably satisfactory to it, the Company will make and deliver an affidavit of lost note which shall carry the same rights to interest (unpaid and to accrue) carried by this Note, stating that such affidavit of lost note is issued in replacement of this Note, making reference to the original date of issuance of this Note (and any successors hereto) and dated as of such cancellation, in lieu of this Note.

8. Subordination. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of any secured Company obligations.

9. Notices. All notices and other communications shall be delivered by hand or mailed by first-class registered or certified mail, postage prepaid, to the respective addresses provided in the Loan Agreement, or to such other address as the Company or the Holder may designate to the other party hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be duly executed by its officer, thereunto duly authorized this 29th day of October, 2009.

ZELTIQ AESTHETICS, INC

By:	/s/ Gordie Nye
Name:	Gordie Nye
Title:	President and Chief Executive Officer

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD OR TRANSFERRED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR (III) RECEIPT OF A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION. COPIES OF THE AGREEMENT COVERING THE ACQUISITION OF THIS CONVERTIBLE PROMISSORY NOTE AND RESTRICTING ITS TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS PROMISSORY NOTE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

February 1, 2010	$1,564,390.00
Pleasanton, California

ZELTIQ AESTHETICS, INC.

CONVERTIBLE PROMISSORY NOTE

For value received, ZELTIQ AESTHETICS, INC., a Delaware corporation, having its principal place of business at 4698 Willow Road, Pleasanton, CA 94588 (the “Payor” or the “Company”) promises to pay to ADVANCED TECHNOLOGY VENTURES VII, L.P. or its assigns (the “Holder”), the principal sum of One Million Five Hundred Sixty-Four Thousand Three Hundred Ninety Dollars No Cents ($1,564,390.00), in lawful money of the United States of America and in immediately available funds, plus simple interest on the outstanding principal amount hereof, at the annual rate of eight percent (8%). Interest shall commence with the date hereof and shall continue on the outstanding principal amount until the earliest of (i) the date such principal amount is prepaid in full, (ii) the date the Note is converted according to the terms hereof or (iii) November 1, 2010 (the “Maturity Date”). Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed.

1. This note (the “Note”) is issued as one of a series of similar notes (collectively, the “Notes”) to be issued pursuant to the terms of that certain Bridge Loan Agreement (the “Loan Agreement”) dated as of October 29, 2009 (the “Agreement Date”) to the entities listed on the Schedule of Investors thereof (collectively, the “Holders”). All payments shall be applied first to accrued interest, and thereafter to principal. All capitalized terms not defined herein shall have the same meaning as set forth in the Loan Agreement.

2. Conversion.

(a) In the event that Payor issues and sells shares of its New Preferred Stock (as defined below) on or before the Maturity Date in connection with Payor’s Next Financing (as defined below), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall be automatically converted into a number of shares of New Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the New Preferred Stock issued in the Next Financing. The Company shall notify the Holder in writing prior to the date on which the Next Financing will occur and shall include in such notice the terms and conditions of the Next Financing and the most favorable price for which any person is purchasing New Preferred Stock in the Next Financing. For purposes of this Note, “New Preferred Stock” shall mean the new series of Preferred Stock authorized, issued and sold by the Company in the Next Financing (as defined below) after the date of this Note. “Next Financing” shall mean the sale (or series of related sales) by the Company of New Preferred Stock following the date of this Note pursuant to which the Company raises an aggregate of at least Fifteen Million dollars ($15,000,000) of capital, including the conversion of the Notes.

(b) In the event that Payor issues and sells shares of Preferred Stock that is not New Preferred Stock (“Preferred Stock”) on or before the Maturity Date (a “Preferred Financing”), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority (as defined in the Loan Agreement), be (i) automatically converted into a number of shares of Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the Preferred Stock issued in the Preferred Financing or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the date on which the Preferred Financing will occur and shall include in such notice the terms and conditions of the Preferred Financing, the determination of the Note Majority as to the disposition of the Notes, and the most favorable price for which any person is purchasing Preferred Stock in the Preferred Financing.

(c) In the event that the Notes are not converted into New Preferred Stock or Preferred Stock pursuant to Sections 2(a) or (b) and have not previously been repaid in full, on the Maturity Date the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority, be (i) automatically converted into a number of shares of the Company’s Series C Preferred Stock (the “Series C Stock”) determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by $1.00 or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the Maturity Date of the determination of the Note Majority as to the disposition of the Notes.

(d) Upon the automatic conversion of the Notes into New Preferred Stock, Preferred Stock or Series C Stock, in lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the issue price of such New Preferred Stock, Preferred Stock or Series C Stock, as applicable.

2

(e) The Holder will be entitled to the same rights, preferences and privileges granted to the purchasers of New Preferred Stock, Preferred Stock or Series C Stock with respect to any shares issued upon the conversion of the Notes.

(f) If, prior to the repayment or conversion of this Note, the Company undergoes a Deemed Liquidation Event (as defined in the Company’s Second Amended and Restated Certificate of Incorporation, as amended from time to time) or a liquidation, dissolution or winding up (each, a “Liquidation Transaction”), then, upon demand of the Holder, the Company shall pay the Holder, at the Holder’s option: (i) the outstanding principal hereunder, plus accrued interest on this Note on the closing date of a Liquidation Transaction; or (ii) shares of Series C Stock at a price of $1.00 per share (with appropriate adjustments for all stock splits, combinations, stock dividends, recapitalizations and the like from the date of original issue of this Note; provided, however, that no adjustment shall be made in connection with the 1.4-for-1 split of the Series C Stock which occurred on October 29, 2009) immediately prior to and contingent upon the closing of a Liquidation Transaction. If the Company proposes to effect a Liquidation Transaction, it shall give Lender written notice of such transaction no later than the date that it gives notice of such transaction to its stockholders, but in no event less than ten (10) days prior to the closing of such Liquidation Transaction.

3. Prepayment. The principal amount of this Note, plus all accrued and unpaid interest thereon, may not be prepaid by the Company prior to maturity without the written consent of the Holder.

4. Defaults and Remedies.

4.1 Events of Default. The following events, unless cured within ten (10) days following written notice to the Company of the existence of the event or waived by the Note Majority, shall be considered “Events of Default” with respect to this Note:

(a) The Company shall default in the payment of any part of the principal or accrued interest on the Note for more than five (5) days after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise and such default is not otherwise waived by the Note Majority;

(b) The Company shall make an assignment for the benefit of creditors, or shall file a voluntary petition for bankruptcy, or shall become unable to pay its debts as they come due, resulting in the institution of bankruptcy proceedings or the acceleration of a material obligation of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company, including the failure to conduct business in the ordinary course;

(c) The Company makes a material misrepresentation in the Loan Agreement as of the date of a Closing, or fails to comply with any material representations, warranties or covenants contained in the Loan Agreement in any material respect; and/or

(d) A final judgment in excess of $5,000,000 is entered against the Company.

3

4.2. Remedies. Upon (i) the declaration of the Note Majority of the occurrence of an Event of Default hereunder, unless cured or waived as provided in Section 4.1 above, or (ii) automatically in the case of an Event of Default pursuant to Section 4.1(b) above, all unpaid principal, accrued interest and other amounts owing hereunder shall be immediately due, payable and collectible by Holder pursuant to applicable law. The Holder shall also have all other rights and remedies under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law. Holder may exercise any and all of its remedies under the Loan Agreement and this Note contemporaneously or separately from the exercise of any other remedies hereunder or under applicable law.

5. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to conflict of law principles.

6. Amendment and Waiver. Any provision of this Note may be waived or amended (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), pursuant to Section 4.1 of the Loan Agreement.

7. Loss, Theft or Destruction of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note and of indemnity or security reasonably satisfactory to it, the Company will make and deliver an affidavit of lost note which shall carry the same rights to interest (unpaid and to accrue) carried by this Note, stating that such affidavit of lost note is issued in replacement of this Note, making reference to the original date of issuance of this Note (and any successors hereto) and dated as of such cancellation, in lieu of this Note.

8. Subordination. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of any secured Company obligations.

9. Notices. All notices and other communications shall be delivered by hand or mailed by first-class registered or certified mail, postage prepaid, to the respective addresses provided in the Loan Agreement, or to such other address as the Company or the Holder may designate to the other party hereto.

[Remainder of Page Intentionally Left Blank]

4

IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be duly executed by its officer, thereunto duly authorized this 1st day of February, 2010.

ZELTIQ AESTHETICS, INC.

By:	/s/ Gordie Nye
Name:	Gordie Nye
Title:	President and Chief Executive Officer

SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD OR TRANSFERRED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR (III) RECEIPT OF A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION. COPIES OF THE AGREEMENT COVERING THE ACQUISITION OF THIS CONVERTIBLE PROMISSORY NOTE AND RESTRICTING ITS TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS PROMISSORY NOTE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

February 1, 2010	$62,778.34
Pleasanton, California

ZELTIQ AESTHETICS, INC.

CONVERTIBLE PROMISSORY NOTE

For value received, ZELTIQ AESTHETICS, INC., a Delaware corporation, having its principal place of business at 4698 Willow Road, Pleasanton, CA 94588 (the “Payor” or the “Company”) promises to pay to ADVANCED TECHNOLOGY VENTURES VII (B), L.P. or its assigns (the “Holder”), the principal sum of Sixty-Two Thousand Seven Hundred Seventy-Eight Dollars Thirty-Four Cents ($62,778.34), in lawful money of the United States of America and in immediately available funds, plus simple interest on the outstanding principal amount hereof, at the annual rate of eight percent (8%). Interest shall commence with the date hereof and shall continue on the outstanding principal amount until the earliest of (i) the date such principal amount is prepaid in full, (ii) the date the Note is converted according to the terms hereof or (iii) November 1, 2010 (the “Maturity Date”). Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed.

1. This note (the “Note”) is issued as one of a series of similar notes (collectively, the “Notes”) to be issued pursuant to the terms of that certain Bridge Loan Agreement (the “Loan Agreement”) dated as of October 29, 2009 (the “Agreement Date”) to the entities listed on the Schedule of Investors thereof (collectively, the “Holders”). All payments shall be applied first to accrued interest, and thereafter to principal. All capitalized terms not defined herein shall have the same meaning as set forth in the Loan Agreement.

2. Conversion.

(a) In the event that Payor issues and sells shares of its New Preferred Stock (as defined below) on or before the Maturity Date in connection with Payor’s Next Financing (as defined below), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall be automatically converted into a number of shares of New Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the New Preferred Stock issued in the Next Financing. The Company shall notify the Holder in writing prior to the date on which the Next Financing will occur and shall include in such notice the terms and conditions of the Next Financing and the most favorable price for which any person is purchasing New Preferred Stock in the Next Financing. For purposes of this Note, “New Preferred Stock” shall mean the new series of Preferred Stock authorized, issued and sold by the Company in the Next Financing (as defined below) after the date of this Note. “Next Financing” shall mean the sale (or series of related sales) by the Company of New Preferred Stock following the date of this Note pursuant to which the Company raises an aggregate of at least Fifteen Million dollars ($15,000,000) of capital, including the conversion of the Notes.

(b) In the event that Payor issues and sells shares of Preferred Stock that is not New Preferred Stock (“Preferred Stock”) on or before the Maturity Date (a “Preferred Financing”), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority (as defined in the Loan Agreement), be (i) automatically converted into a number of shares of Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the Preferred Stock issued in the Preferred Financing or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the date on which the Preferred Financing will occur and shall include in such notice the terms and conditions of the Preferred Financing, the determination of the Note Majority as to the disposition of the Notes, and the most favorable price for which any person is purchasing Preferred Stock in the Preferred Financing.

(c) In the event that the Notes are not converted into New Preferred Stock or Preferred Stock pursuant to Sections 2(a) or (b) and have not previously been repaid in full, on the Maturity Date the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority, be (i) automatically converted into a number of shares of the Company’s Series C Preferred Stock (the “Series C Stock”) determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by $1.00 or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the Maturity Date of the determination of the Note Majority as to the disposition of the Notes.

(d) Upon the automatic conversion of the Notes into New Preferred Stock, Preferred Stock or Series C Stock, in lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the issue price of such New Preferred Stock, Preferred Stock or Series C Stock, as applicable.

2

(e) The Holder will be entitled to the same rights, preferences and privileges granted to the purchasers of New Preferred Stock, Preferred Stock or Series C Stock with respect to any shares issued upon the conversion of the Notes.

(f) If, prior to the repayment or conversion of this Note, the Company undergoes a Deemed Liquidation Event (as defined in the Company’s Second Amended and Restated Certificate of Incorporation, as amended from time to time) or a liquidation, dissolution or winding up (each, a “Liquidation Transaction”), then, upon demand of the Holder, the Company shall pay the Holder, at the Holder’s option: (i) the outstanding principal hereunder, plus accrued interest on this Note on the closing date of a Liquidation Transaction; or (ii) shares of Series C Stock at a price of $1.00 per share (with appropriate adjustments for all stock splits, combinations, stock dividends, recapitalizations and the like from the date of original issue of this Note; provided, however, that no adjustment shall be made in connection with the 1.4-for-1 split of the Series C Stock which occurred on October 29, 2009) immediately prior to and contingent upon the closing of a Liquidation Transaction. If the Company proposes to effect a Liquidation Transaction, it shall give Lender written notice of such transaction no later than the date that it gives notice of such transaction to its stockholders, but in no event less than ten (10) days prior to the closing of such Liquidation Transaction.

3. Prepayment. The principal amount of this Note, plus all accrued and unpaid interest thereon, may not be prepaid by the Company prior to maturity without the written consent of the Holder.

4. Defaults and Remedies.

4.1 Events of Default. The following events, unless cured within ten (10) days following written notice to the Company of the existence of the event or waived by the Note Majority, shall be considered “Events of Default” with respect to this Note:

(a) The Company shall default in the payment of any part of the principal or accrued interest on the Note for more than five (5) days after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise and such default is not otherwise waived by the Note Majority;

(b) The Company shall make an assignment for the benefit of creditors, or shall file a voluntary petition for bankruptcy, or shall become unable to pay its debts as they come due, resulting in the institution of bankruptcy proceedings or the acceleration of a material obligation of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company, including the failure to conduct business in the ordinary course;

(c) The Company makes a material misrepresentation in the Loan Agreement as of the date of a Closing, or fails to comply with any material representations, warranties or covenants contained in the Loan Agreement in any material respect; and/or

(d) A final judgment in excess of $5,000,000 is entered against the Company.

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4.2. Remedies. Upon (i) the declaration of the Note Majority of the occurrence of an Event of Default hereunder, unless cured or waived as provided in Section 4.1 above, or (ii) automatically in the case of an Event of Default pursuant to Section 4.1(b) above, all unpaid principal, accrued interest and other amounts owing hereunder shall be immediately due, payable and collectible by Holder pursuant to applicable law. The Holder shall also have all other rights and remedies under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law. Holder may exercise any and all of its remedies under the Loan Agreement and this Note contemporaneously or separately from the exercise of any other remedies hereunder or under applicable law.

5. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to conflict of law principles.

6. Amendment and Waiver. Any provision of this Note may be waived or amended (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), pursuant to Section 4.1 of the Loan Agreement.

7. Loss, Theft or Destruction of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note and of indemnity or security reasonably satisfactory to it, the Company will make and deliver an affidavit of lost note which shall carry the same rights to interest (unpaid and to accrue) carried by this Note, stating that such affidavit of lost note is issued in replacement of this Note, making reference to the original date of issuance of this Note (and any successors hereto) and dated as of such cancellation, in lieu of this Note.

8. Subordination. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of any secured Company obligations.

9. Notices. All notices and other communications shall be delivered by hand or mailed by first-class registered or certified mail, postage prepaid, to the respective addresses provided in the Loan Agreement, or to such other address as the Company or the Holder may designate to the other party hereto.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be duly executed by its officer, thereunto duly authorized this 1st day of February, 2010.

ZELTIQ AESTHETICS, INC.

By:	/s/ Gordie Nye
Name:	Gordie Nye
Title:	President and Chief Executive Officer

SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD OR TRANSFERRED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR (III) RECEIPT OF A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION. COPIES OF THE AGREEMENT COVERING THE ACQUISITION OF THIS CONVERTIBLE PROMISSORY NOTE AND RESTRICTING ITS TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS PROMISSORY NOTE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

February 1, 2010	$30,175.00
Pleasanton, California

ZELTIQ AESTHETICS, INC.

CONVERTIBLE PROMISSORY NOTE

For value received, ZELTIQ AESTHETICS, INC., a Delaware corporation, having its principal place of business at 4698 Willow Road, Pleasanton, CA 94588 (the “Payor” or the “Company”) promises to pay to ADVANCED TECHNOLOGY VENTURES VII (C), L.P. or its assigns (the “Holder”), the principal sum of Thirty Thousand One Hundred Seventy-Five Dollars No Cents ($30,175.00), in lawful money of the United States of America and in immediately available funds, plus simple interest on the outstanding principal amount hereof, at the annual rate of eight percent (8%). Interest shall commence with the date hereof and shall continue on the outstanding principal amount until the earliest of (i) the date such principal amount is prepaid in full, (ii) the date the Note is converted according to the terms hereof or (iii) November 1, 2010 (the “Maturity Date”). Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed.

1. This note (the “Note”) is issued as one of a series of similar notes (collectively, the “Notes”) to be issued pursuant to the terms of that certain Bridge Loan Agreement (the “Loan Agreement”) dated as of October 29, 2009 (the “Agreement Date”) to the entities listed on the Schedule of Investors thereof (collectively, the “Holders”). All payments shall be applied first to accrued interest, and thereafter to principal. All capitalized terms not defined herein shall have the same meaning as set forth in the Loan Agreement.

2. Conversion.

(a) In the event that Payor issues and sells shares of its New Preferred Stock (as defined below) on or before the Maturity Date in connection with Payor’s Next Financing (as defined below), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall be automatically converted into a number of shares of New Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the New Preferred Stock issued in the Next Financing. The Company shall notify the Holder in writing prior to the date on which the Next Financing will occur and shall include in such notice the terms and conditions of the Next Financing and the most favorable price for which any person is purchasing New Preferred Stock in the Next Financing. For purposes of this Note, “New Preferred Stock” shall mean the new series of Preferred Stock authorized, issued and sold by the Company in the Next Financing (as defined below) after the date of this Note. “Next Financing” shall mean the sale (or series of related sales) by the Company of New Preferred Stock following the date of this Note pursuant to which the Company raises an aggregate of at least Fifteen Million dollars ($15,000,000) of capital, including the conversion of the Notes.

(b) In the event that Payor issues and sells shares of Preferred Stock that is not New Preferred Stock (“Preferred Stock”) on or before the Maturity Date (a “Preferred Financing”), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority (as defined in the Loan Agreement), be (i) automatically converted into a number of shares of Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the Preferred Stock issued in the Preferred Financing or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the date on which the Preferred Financing will occur and shall include in such notice the terms and conditions of the Preferred Financing, the determination of the Note Majority as to the disposition of the Notes, and the most favorable price for which any person is purchasing Preferred Stock in the Preferred Financing.

(c) In the event that the Notes are not converted into New Preferred Stock or Preferred Stock pursuant to Sections 2(a) or (b) and have not previously been repaid in full, on the Maturity Date the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority, be (i) automatically converted into a number of shares of the Company’s Series C Preferred Stock (the “Series C Stock”) determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by $1.00 or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the Maturity Date of the determination of the Note Majority as to the disposition of the Notes.

(d) Upon the automatic conversion of the Notes into New Preferred Stock, Preferred Stock or Series C Stock, in lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the issue price of such New Preferred Stock, Preferred Stock or Series C Stock, as applicable.

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(e) The Holder will be entitled to the same rights, preferences and privileges granted to the purchasers of New Preferred Stock, Preferred Stock or Series C Stock with respect to any shares issued upon the conversion of the Notes.

(f) If, prior to the repayment or conversion of this Note, the Company undergoes a Deemed Liquidation Event (as defined in the Company’s Second Amended and Restated Certificate of Incorporation, as amended from time to time) or a liquidation, dissolution or winding up (each, a “Liquidation Transaction”), then, upon demand of the Holder, the Company shall pay the Holder, at the Holder’s option: (i) the outstanding principal hereunder, plus accrued interest on this Note on the closing date of a Liquidation Transaction; or (ii) shares of Series C Stock at a price of $1.00 per share (with appropriate adjustments for all stock splits, combinations, stock dividends, recapitalizations and the like from the date of original issue of this Note; provided, however, that no adjustment shall be made in connection with the 1.4-for-1 split of the Series C Stock which occurred on October 29, 2009) immediately prior to and contingent upon the closing of a Liquidation Transaction. If the Company proposes to effect a Liquidation Transaction, it shall give Lender written notice of such transaction no later than the date that it gives notice of such transaction to its stockholders, but in no event less than ten (10) days prior to the closing of such Liquidation Transaction.

3. Prepayment. The principal amount of this Note, plus all accrued and unpaid interest thereon, may not be prepaid by the Company prior to maturity without the written consent of the Holder.

4. Defaults and Remedies.

4.1 Events of Default. The following events, unless cured within ten (10) days following written notice to the Company of the existence of the event or waived by the Note Majority, shall be considered “Events of Default” with respect to this Note:

(a) The Company shall default in the payment of any part of the principal or accrued interest on the Note for more than five (5) days after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise and such default is not otherwise waived by the Note Majority;

(b) The Company shall make an assignment for the benefit of creditors, or shall file a voluntary petition for bankruptcy, or shall become unable to pay its debts as they come due, resulting in the institution of bankruptcy proceedings or the acceleration of a material obligation of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company, including the failure to conduct business in the ordinary course;

(c) The Company makes a material misrepresentation in the Loan Agreement as of the date of a Closing, or fails to comply with any material representations, warranties or covenants contained in the Loan Agreement in any material respect; and/or

(d) A final judgment in excess of $5,000,000 is entered against the Company.

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4.2. Remedies. Upon (i) the declaration of the Note Majority of the occurrence of an Event of Default hereunder, unless cured or waived as provided in Section 4.1 above, or (ii) automatically in the case of an Event of Default pursuant to Section 4.1(b) above, all unpaid principal, accrued interest and other amounts owing hereunder shall be immediately due, payable and collectible by Holder pursuant to applicable law. The Holder shall also have all other rights and remedies under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law. Holder may exercise any and all of its remedies under the Loan Agreement and this Note contemporaneously or separately from the exercise of any other remedies hereunder or under applicable law.

5. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to conflict of law principles.

6. Amendment and Waiver. Any provision of this Note may be waived or amended (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), pursuant to Section 4.1 of the Loan Agreement.

7. Loss, Theft or Destruction of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note and of indemnity or security reasonably satisfactory to it, the Company will make and deliver an affidavit of lost note which shall carry the same rights to interest (unpaid and to accrue) carried by this Note, stating that such affidavit of lost note is issued in replacement of this Note, making reference to the original date of issuance of this Note (and any successors hereto) and dated as of such cancellation, in lieu of this Note.

8. Subordination. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of any secured Company obligations.

9. Notices. All notices and other communications shall be delivered by hand or mailed by first-class registered or certified mail, postage prepaid, to the respective addresses provided in the Loan Agreement, or to such other address as the Company or the Holder may designate to the other party hereto.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be duly executed by its officer, thereunto duly authorized this 1st day of February, 2010.

ZELTIQ AESTHETICS, INC.

By:	/s/ Gordie Nye
Name:	Gordie Nye
Title:	President and Chief Executive Officer

SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD OR TRANSFERRED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR (III) RECEIPT OF A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION. COPIES OF THE AGREEMENT COVERING THE ACQUISITION OF THIS CONVERTIBLE PROMISSORY NOTE AND RESTRICTING ITS TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS PROMISSORY NOTE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

February 1, 2010	$9,323.33
Pleasanton, California

ZELTIQ AESTHETICS, INC.

CONVERTIBLE PROMISSORY NOTE

For value received, ZELTIQ AESTHETICS, INC., a Delaware corporation, having its principal place of business at 4698 Willow Road, Pleasanton, CA 94588 (the “Payor” or the “Company”) promises to pay to ATV ENTREPRENEURS VII, L.P. or its assigns (the “Holder”), the principal sum of Nine Thousand Three Hundred Twenty-Three Dollars Thirty-Three Cents ($9,323.33), in lawful money of the United States of America and in immediately available funds, plus simple interest on the outstanding principal amount hereof, at the annual rate of eight percent (8%). Interest shall commence with the date hereof and shall continue on the outstanding principal amount until the earliest of (i) the date such principal amount is prepaid in full, (ii) the date the Note is converted according to the terms hereof or (iii) November 1, 2010 (the “Maturity Date”). Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed.

1. This note (the “Note”) is issued as one of a series of similar notes (collectively, the “Notes”) to be issued pursuant to the terms of that certain Bridge Loan’ Agreement (the “Loan Agreement”) dated as of October 29, 2009 (the “Agreement Date”) to the entities listed on the Schedule of Investors thereof (collectively, the “Holders”). All payments shall be applied first to accrued interest, and thereafter to principal. All capitalized terms not defined herein shall have the same meaning as set forth in the Loan Agreement.

2. Conversion.

(a) In the event that Payor issues and sells shares of its New Preferred Stock (as defined below) on or before the Maturity Date in connection with Payor’s Next Financing (as defined below), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall be automatically converted into a number of shares of New Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the New Preferred Stock issued in the Next Financing. The Company shall notify the Holder in writing prior to the date on which the Next Financing will occur and shall include in such notice the terms and conditions of the Next Financing and the most favorable price for which any person is purchasing New Preferred Stock in the Next Financing. For purposes of this Note, “New Preferred Stock” shall mean the new series of Preferred Stock authorized, issued and sold by the Company in the Next Financing (as defined below) after the date of this Note. “Next Financing” shall mean the sale (or series of related sales) by the Company of New Preferred Stock following the date of this Note pursuant to which the Company raises an aggregate of at least Fifteen Million dollars ($15,000,000) of capital, including the conversion of the Notes.

(b) In the event that Payor issues and sells shares of Preferred Stock that is not New Preferred Stock (“Preferred Stock”) on or before the Maturity Date (a “Preferred Financing”), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority (as defined in the Loan Agreement), be (i) automatically converted into a number of shares of Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the Preferred Stock issued in the Preferred Financing or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the date on which the Preferred Financing will occur and shall include in such notice the terms and conditions of the Preferred Financing, the determination of the Note Majority as to the disposition of the Notes, and the most favorable price for which any person is purchasing Preferred Stock in the Preferred Financing.

(c) In the event that the Notes are not converted into New Preferred Stock or Preferred Stock pursuant to Sections 2(a) or (b) and have not previously been repaid in full, on the Maturity Date the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority, be (i) automatically converted into a number of shares of the Company’s Series C Preferred Stock (the “Series C Stock”) determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by $1.00 or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the Maturity Date of the determination of the Note Majority as to the disposition of the Notes.

(d) Upon the automatic conversion of the Notes into New Preferred Stock, Preferred Stock or Series C Stock, in lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the issue price of such New Preferred Stock, Preferred Stock or Series C Stock, as applicable.

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(e) The Holder will be entitled to the same rights, preferences and privileges granted to the purchasers of New Preferred Stock, Preferred Stock or Series C Stock with respect to any shares issued upon the conversion of the Notes.

(f) If, prior to the repayment or conversion of this Note, the Company undergoes a Deemed Liquidation Event (as defined in the Company’s Second Amended and Restated Certificate of Incorporation, as amended from time to time) or a liquidation, dissolution or winding up (each, a “Liquidation Transaction”), then, upon demand of the Holder, the Company shall pay the Holder, at the Holder’s option: (i) the outstanding principal hereunder, plus accrued interest on this Note on the closing date of a Liquidation Transaction; or (ii) shares of Series C Stock at a price of $1.00 per share (with appropriate adjustments for all stock splits, combinations, stock dividends, recapitalizations and the like from the date of original issue of this Note; provided, however, that no adjustment shall be made in connection with the 1.4-for-1 split of the Series C Stock which occurred on October 29, 2009) immediately prior to and contingent upon the closing of a Liquidation Transaction. If the Company proposes to effect a Liquidation Transaction, it shall give Lender written notice of such transaction no later than the date that it gives notice of such transaction to its stockholders, but in no event less than ten (10) days prior to the closing of such Liquidation Transaction.

3. Prepayment. The principal amount of this Note, plus all accrued and unpaid interest thereon, may not be prepaid by the Company prior to maturity without the written consent of the Holder.

4. Defaults and Remedies.

4.1 Events of Default. The following events, unless cured within ten (10) days following written notice to the Company of the existence of the event or waived by the Note Majority, shall be considered “Events of Default” with respect to this Note:

(a) The Company shall default in the payment of any part of the principal or accrued interest on the Note for more than five (5) days after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise and such default is not otherwise waived by the Note Majority;

(b) The Company shall make an assignment for the benefit of creditors, or shall file a voluntary petition for bankruptcy, or shall become unable to pay its debts as they come due, resulting in the institution of bankruptcy proceedings or the acceleration of a material obligation of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company, including the failure to conduct business in the ordinary course;

(c) The Company makes a material misrepresentation in the Loan Agreement as of the date of a Closing, or fails to comply with any material representations, warranties or covenants contained in the Loan Agreement in any material respect; and/or

(d) A final judgment in excess of $5,000,000 is entered against the Company.

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4.2. Remedies. Upon (i) the declaration of the Note Majority of the occurrence of an Event of Default hereunder, unless cured or waived as provided in Section 4.1 above, or (ii) automatically in the case of an Event of Default pursuant to Section 4.1(b) above, all unpaid principal, accrued interest and other amounts owing hereunder shall be immediately due, payable and collectible by Holder pursuant to applicable law. The Holder shall also have all other rights and remedies under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law. Holder may exercise any and all of its remedies under the Loan Agreement and this Note contemporaneously or separately from the exercise of any other remedies hereunder or under applicable law.

5. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to conflict of law principles.

6. Amendment and Waiver. Any provision of this Note may be waived or amended (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), pursuant to Section 4.1 of the Loan Agreement.

7. Loss, Theft or Destruction of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note and of indemnity or security reasonably satisfactory to it, the Company will make and deliver an affidavit of lost note which shall carry the same rights to interest (unpaid and to accrue) carried by this Note, stating that such affidavit of lost note is issued in replacement of this Note, making reference to the original date of issuance of this Note (and any successors hereto) and dated as of such cancellation, in lieu of this Note.

8. Subordination. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of any secured Company obligations.

9. Notices. All notices and other communications shall be delivered by hand or mailed by first-class registered or certified mail, postage prepaid, to the respective addresses provided in the Loan Agreement, or to such other address as the Company or the Holder may designate to the other party hereto.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be duly executed by its officer, thereunto duly authorized this 1st day of February, 2010.

ZELTIQ AESTHETICS, INC.

By:	/s/ Gordie Nye
Name:	Gordie Nye
Title:	President and Chief Executive Officer

SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD OR TRANSFERRED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR (III) RECEIPT OF A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION. COPIES OF THE AGREEMENT COVERING THE ACQUISITION OF THIS CONVERTIBLE PROMISSORY NOTE AND RESTRICTING ITS TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS PROMISSORY NOTE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

February 1, 2010	$1,666,666.67
Pleasanton, California

ZELTIQ AESTHETICS, INC.

CONVERTIBLE PROMISSORY NOTE

For value received, ZELTIQ AESTHETICS, INC., a Delaware corporation, having its principal place of business at 4698 Willow Road, Pleasanton, CA 94588 (the “Payor” or the “Company”) promises to pay to FRAZIER HEALTHCARE V, L.P. or its assigns (the “Holder”), the principal sum of One Million Six Hundred Sixty-Six Thousand Six Hundred Sixty-Six Dollars Sixty-Seven Cents ($1,666,666.67), in lawful money of the United States of America and in immediately available funds, plus simple interest on the outstanding principal amount hereof, at the annual rate of eight percent (8%). Interest shall commence with the date hereof and shall continue on the outstanding principal amount until the earliest of (i) the date such principal amount is prepaid in full, (ii) the date the Note is converted according to the terms hereof or (iii) November 1, 2010 (the “Maturity Date”). Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed.

1. This note (the “Note”) is issued as one of a series of similar notes (collectively, the “Notes”) to be issued pursuant to the terms of that certain Bridge Loan Agreement (the “Loan Agreement”) dated as of October 29, 2009 (the “Agreement Date”) to the entities listed on the Schedule of Investors thereof (collectively, the “Holders”). All payments shall be applied first to accrued interest, and thereafter to principal. All capitalized terms not defined herein shall have the same meaning as set forth in the Loan Agreement.

2. Conversion.

(a) In the event that Payor issues and sells shares of its New Preferred Stock (as defined below) on or before the Maturity Date in connection with Payor’s Next Financing (as defined below), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall be automatically converted into a number of shares of New Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the New Preferred Stock issued in the Next Financing. The Company shall notify the Holder in writing prior to the date on which the Next Financing will occur and shall include in such notice the terms and conditions of the Next Financing and the most favorable price for which any person is purchasing New Preferred Stock in the Next Financing. For purposes of this Note, “New Preferred Stock” shall mean the new series of Preferred Stock authorized, issued and sold by the Company in the Next Financing (as defined below) after the date of this Note. “Next Financing” shall mean the sale (or series of related sales) by the Company of New Preferred Stock following the date of this Note pursuant to which the Company raises an aggregate of at least Fifteen Million dollars ($15,000,000) of capital, including the conversion of the Notes.

(b) In the event that Payor issues and sells shares of Preferred Stock that is not New Preferred Stock (“Preferred Stock”) on or before the Maturity Date (a “Preferred Financing”), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority (as defined in the Loan Agreement), be (i) automatically converted into a number of shares of Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the Preferred Stock issued in the Preferred Financing or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the date on which the Preferred Financing will occur and shall include in such notice the terms and conditions of the Preferred Financing, the determination of the Note Majority as to the disposition of the Notes, and the most favorable price for which any person is purchasing Preferred Stock in the Preferred Financing.

(c) In the event that the Notes are not converted into New Preferred Stock or Preferred Stock pursuant to Sections 2(a) or (b) and have not previously been repaid in full, on the Maturity Date the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority, be (i) automatically converted into a number of shares of the Company’s Series C Preferred Stock (the “Series C Stock”) determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by $1.00 or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the Maturity Date of the determination of the Note Majority as to the disposition of the Notes.

(d) Upon the automatic conversion of the Notes into New Preferred Stock, Preferred Stock or Series C Stock, in lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the issue price of such New Preferred Stock, Preferred Stock or Series C Stock, as applicable.

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(e) The Holder will be entitled to the same rights, preferences and privileges granted to the purchasers of New Preferred Stock, Preferred Stock or Series C Stock with respect to any shares issued upon the conversion of the Notes.

(f) If, prior to the repayment or conversion of this Note, the Company undergoes a Deemed Liquidation Event (as defined in the Company’s Second Amended and Restated Certificate of Incorporation, as amended from time to time) or a liquidation, dissolution or winding up (each, a “Liquidation Transaction”), then, upon demand of the Holder, the Company shall pay the Holder, at the Holder’s option: (i) the outstanding principal hereunder, plus accrued interest on this Note on the closing date of a Liquidation Transaction; or (ii) shares of Series C Stock at a price of $1.00 per share (with appropriate adjustments for all stock splits, combinations, stock dividends, recapitalizations and the like from the date of original issue of this Note; provided, however, that no adjustment shall be made in connection with the 1.4-for-l split of the Series C Stock which occurred on October 29, 2009) immediately prior to and contingent upon the closing of a Liquidation Transaction. If the Company proposes to effect a Liquidation Transaction, it shall give Lender written notice of such transaction no later than the date that it gives notice of such transaction to its stockholders, but in no event less than ten (10) days prior to the closing of such Liquidation Transaction.

3. Prepayment. The principal amount of this Note, plus all accrued and unpaid interest thereon, may not be prepaid by the Company prior to maturity without the written consent of the Holder.

4. Defaults and Remedies.

4.1 Events of Default. The following events, unless cured within ten (10) days following written notice to the Company of the existence of the event or waived by the Note Majority, shall be considered “Events of Default” with respect to this Note:

(a) The Company shall default in the payment of any part of the principal or accrued interest on the Note for more than five (5) days after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise and such default is not otherwise waived by the Note Majority;

(b) The Company shall make an assignment for the benefit of creditors, or shall file a voluntary petition for bankruptcy, or shall become unable to pay its debts as they come due, resulting in the institution of bankruptcy proceedings or the acceleration of a material obligation of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company, including the failure to conduct business in the ordinary course;

(c) The Company makes a material misrepresentation in the Loan Agreement as of the date of a Closing, or fails to comply with any material representations, warranties or covenants contained in the Loan Agreement in any material respect; and/or

(d) A final judgment in excess of $5,000,000 is entered against the Company.

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4.2. Remedies. Upon (i) the declaration of the Note Majority of the occurrence of an Event of Default hereunder, unless cured or waived as provided in Section 4.1 above, or (ii) automatically in the case of an Event of Default pursuant to Section 4.1(b) above, all unpaid principal, accrued interest and other amounts owing hereunder shall be immediately due, payable and collectible by Holder pursuant to applicable law. The Holder shall also have all other rights and remedies under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law. Holder may exercise any and all of its remedies under the Loan Agreement and this Note contemporaneously or separately from the exercise of any other remedies hereunder or under applicable law.

5. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to conflict of law principles.

6. Amendment and Waiver. Any provision of this Note may be waived or amended (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), pursuant to Section 4.1 of the Loan Agreement.

7. Loss, Theft or Destruction of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note and of indemnity or security reasonably satisfactory to it, the Company will make and deliver an affidavit of lost note which shall carry the same rights to interest (unpaid and to accrue) carried by this Note, stating that such affidavit of lost note is issued in replacement of this Note, making reference to the original date of issuance of this Note (and any successors hereto) and dated as of such cancellation, in lieu of this Note.

8. Subordination. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of any secured Company obligations.

9. Notices. All notices and other communications shall be delivered by hand or mailed by first-class registered or certified mail, postage prepaid, to the respective addresses provided in the Loan Agreement, or to such other address as the Company or the Holder may designate to the other party hereto.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be duly executed by its officer, thereunto duly authorized this 1st day of February, 2010.

ZELTIQ AESTHETICS, INC.

By:	/s/ Gordie Nye
Name: Gordie Nye
Title: President and Chief Executive Officer

SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD OR TRANSFERRED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR (III) RECEIPT OF A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION. COPIES OF THE AGREEMENT COVERING THE ACQUISITION OF THIS CONVERTIBLE PROMISSORY NOTE AND RESTRICTING ITS TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS PROMISSORY NOTE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

February 1, 2010	$1,503,833.34
Pleasanton, California

ZELTIQ AESTHETICS, INC.

CONVERTIBLE PROMISSORY NOTE

For value received, ZELTIQ AESTHETICS, INC., a Delaware corporation, having its principal place of business at 4698 Willow Road, Pleasanton, CA 94588 (the “Payor” or the “Company”) promises to pay to VENROCK ASSOCIATES V, L.P. or its assigns (the “Holder”), the principal sum of One Million Five Hundred Three Thousand Eight Hundred Thirty-Three Dollars Thirty-Four Cents ($1,503,833.34), in lawful money of the United States of America and in immediately available funds, plus simple interest on the outstanding principal amount hereof, at the annual rate of eight percent (8%). Interest shall commence with the date hereof and shall continue on the outstanding principal amount until the earliest of (i) the date such principal amount is prepaid in full, (ii) the date the Note is converted according to the terms hereof or (iii) November 1, 2010 (the “Maturity Date”). Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed.

1. This note (the “Note”) is issued as one of a series of similar notes (collectively, the “Notes”) to be issued pursuant to the terms of that certain Bridge Loan Agreement (the “Loan Agreement”) dated as of October 29, 2009 (the “Agreement Date”) to the entities listed on the Schedule of Investors thereof (collectively, the “Holders”). All payments shall be applied first to accrued interest, and thereafter to principal. All capitalized terms not defined herein shall have the same meaning as set forth in the Loan Agreement.

2. Conversion.

(a) In the event that Payor issues and sells shares of its New Preferred Stock (as defined below) on or before the Maturity Date in connection with Payor’s Next Financing (as defined below), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall be automatically converted into a number of shares of New Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the New Preferred Stock issued in the Next Financing. The Company shall notify the Holder in writing prior to the date on which the Next Financing will occur and shall include in such notice the terms and conditions of the Next Financing and the most favorable price for which any person is purchasing New Preferred Stock in the Next Financing. For purposes of this Note, “New Preferred Stock” shall mean the new series of Preferred Stock authorized, issued and sold by the Company in the Next Financing (as defined below) after the date of this Note. “Next Financing” shall mean the sale (or series of related sales) by the Company of New Preferred Stock following the date of this Note pursuant to which the Company raises an aggregate of at least Fifteen Million dollars ($15,000,000) of capital, including the conversion of the Notes.

(b) In the event that Payor issues and sells shares of Preferred Stock that is not New Preferred Stock (“Preferred Stock”) on or before the Maturity Date (a “Preferred Financing”), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority (as defined in the Loan Agreement), be (i) automatically converted into a number of shares of Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the Preferred Stock issued in the Preferred Financing or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the date on which the Preferred Financing will occur and shall include in such notice the terms and conditions of the Preferred Financing, the determination of the Note Majority as to the disposition of the Notes, and the most favorable price for which any person is purchasing Preferred Stock in the Preferred Financing.

(c) In the event that the Notes are not converted into New Preferred Stock or Preferred Stock pursuant to Sections 2(a) or (b) and have not previously been repaid in full, on the Maturity Date the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority, be (i) automatically converted into a number of shares of the Company’s Series C Preferred Stock (the “Series C Stock”) determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by $1.00 or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the Maturity Date of the determination of the Note Majority as to the disposition of the Notes.

(d) Upon the automatic conversion of the Notes into New Preferred Stock, Preferred Stock or Series C Stock, in lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the issue price of such New Preferred Stock, Preferred Stock or Series C Stock, as applicable.

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(e) The Holder will be entitled to the same rights, preferences and privileges granted to the purchasers of New Preferred Stock, Preferred Stock or Series C Stock with respect to any shares issued upon the conversion of the Notes.

(f) If, prior to the repayment or conversion of this Note, the Company undergoes a Deemed Liquidation Event (as defined in the Company’s Second Amended and Restated Certificate of Incorporation, as amended from time to time) or a liquidation, dissolution or winding up (each, a “Liquidation Transaction”), then, upon demand of the Holder, the Company shall pay the Holder, at the Holder’s option: (i) the outstanding principal hereunder, plus accrued interest on this Note on the closing date of a Liquidation Transaction; or (ii) shares of Series C Stock at a price of $1.00 per share (with appropriate adjustments for all stock splits, combinations, stock dividends, recapitalizations and the like from the date of original issue of this Note; provided, however, that no adjustment shall be made in connection with the 1.4-for-l split of the Series C Stock which occurred on October 29, 2009) immediately prior to and contingent upon the closing of a Liquidation Transaction. If the Company proposes to effect a Liquidation Transaction, it shall give Lender written notice of such transaction no later than the date that it gives notice of such transaction to its stockholders, but in no event less than ten (10) days prior to the closing of such Liquidation Transaction.

3. Prepayment. The principal amount of this Note, plus all accrued and unpaid interest thereon, may not be prepaid by the Company prior to maturity without the written consent of the Holder.

4. Defaults and Remedies.

4.1 Events of Default. The following events, unless cured within ten (10) days following written notice to the Company of the existence of the event or waived by the Note Majority, shall be considered “Events of Default” with respect to this Note:

(a) The Company shall default in the payment of any part of the principal or accrued interest on the Note for more than five (5) days after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise and such default is not otherwise waived by the Note Majority;

(b) The Company shall make an assignment for the benefit of creditors, or shall file a voluntary petition for bankruptcy, or shall become unable to pay its debts as they come due, resulting in the institution of bankruptcy proceedings or the acceleration of a material obligation of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company, including the failure to conduct business in the ordinary course;

(c) The Company makes a material misrepresentation in the Loan Agreement as of the date of a Closing, or fails to comply with any material representations, warranties or covenants contained in the Loan Agreement in any material respect; and/or

(d) A final judgment in excess of $5,000,000 is entered against the Company.

3

4.2. Remedies. Upon(i) the declaration of the Note Majority of the occurrence of an Event of Default hereunder, unless cured or waived as provided in Section 4.1 above, or (ii) automatically in the case of an Event of Default pursuant to Section 4.1(b) above, all unpaid principal, accrued interest and other amounts owing hereunder shall be immediately due, payable and collectible by Holder pursuant to applicable law. The Holder shall also have all other rights and remedies under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law. Holder may exercise any and all of its remedies under the Loan Agreement and this Note contemporaneously or separately from the exercise of any other remedies hereunder or under applicable law.

5. Governing; Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to conflict of law principles.

6. Amendment and Waiver. Any provision of this Note may be waived or amended (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), pursuant to Section 4.1 of the Loan Agreement.

7. Loss, Theft or Destruction of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note and of indemnity or security reasonably satisfactory to it, the Company will make and deliver an affidavit of lost note which shall carry the same rights to interest (unpaid and to accrue) carried by this Note, stating that such affidavit of lost note is issued in replacement of this Note, making reference to the original date of issuance of this Note (and any successors hereto) and dated as of such cancellation, in lieu of this Note.

8. Subordination. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of any secured Company obligations.

9. Notices. All notices and other communications shall be delivered by hand or mailed by first-class registered or certified mail, postage prepaid, to the respective addresses provided in the Loan Agreement, or to such other address as the Company or the Holder may designate to the other party hereto.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be duly executed by its officer, thereunto duly authorized this 1st day of February, 2010.

ZELTIQ AESTHETICS, INC.

By:	/s/ Gordie Nye
Name: Gordie Nye
Title: President and Chief Executive Officer

SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD OR TRANSFERRED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR (III) RECEIPT OF A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION. COPIES OF THE AGREEMENT COVERING THE ACQUISITION OF THIS CONVERTIBLE PROMISSORY NOTE AND RESTRICTING ITS TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS PROMISSORY NOTE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

February 1, 2010	$ 127,500.00
Pleasanton, California

ZELTIQ AESTHETICS, INC.

CONVERTIBLE PROMISSORY NOTE

For value received, ZELTIQ AESTHETICS, INC., a Delaware corporation, having its principal place of business at 4698 Willow Road, Pleasanton, CA 94588 (the “Payor” or the “Company”) promises to pay to VENROCK PARTNERS V, L.P. or its assigns (the “Holder”), the principal sum of One Hundred Twenty-Seven Thousand Five Hundred Dollars No Cents ($127,500.00), in lawful money of the United States of America and in immediately available funds, plus simple interest on the outstanding principal amount hereof, at the annual rate of eight percent (8%). Interest shall commence with the date hereof and shall continue on the outstanding principal amount until the earliest of (i) the date such principal amount is prepaid in full, (ii) the date the Note is converted according to the terms hereof or (iii) November 1, 2010 (the “Maturity Date”). Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed.

1. This note (the “Note”) is issued as one of a series of similar notes (collectively, the “Notes”) to be issued pursuant to the terms of that certain Bridge Loan Agreement (the “Loan Agreement”) dated as of October 29, 2009 (the “Agreement Date”) to the entities listed on the Schedule of Investors thereof (collectively, the “Holders”). All payments shall be applied first to accrued interest, and thereafter to principal. All capitalized terms not defined herein shall have the same meaning as set forth in the Loan Agreement.

2. Conversion.

(a) In the event that Payor issues and sells shares of its New Preferred Stock (as defined below) on or before the Maturity Date in connection with Payor’s Next Financing (as defined below), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall be automatically converted into a number of shares of New Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the New Preferred Stock issued in the Next Financing. The Company shall notify the Holder in writing prior to the date on which the Next Financing will occur and shall include in such notice the terms and conditions of the Next Financing and the most favorable price for which any person is purchasing New Preferred Stock in the Next Financing. For purposes of this Note, “New Preferred Stock” shall mean the new series of Preferred Stock authorized, issued and sold by the Company in the Next Financing (as defined below) after the date of this Note. “Next Financing” shall mean the sale (or series of related sales) by the Company of New Preferred Stock following the date of this Note pursuant to which the Company raises an aggregate of at least Fifteen Million dollars ($15,000,000) of capital, including the conversion of the Notes.

(b) In the event that Payor issues and sells shares of Preferred Stock that is not New Preferred Stock (“Preferred Stock”) on or before the Maturity Date (a “Preferred Financing”), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority (as defined in the Loan Agreement), be (i) automatically converted into a number of shares of Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the Preferred Stock issued in the Preferred Financing or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the date on which the Preferred Financing will occur and shall include in such notice the terms and conditions of the Preferred Financing, the determination of the Note Majority as to the disposition of the Notes, and the most favorable price for which any person is purchasing Preferred Stock in the Preferred Financing.

(c) In the event that the Notes are not converted into New Preferred Stock or Preferred Stock pursuant to Sections 2(a) or (b) and have not previously been repaid in full, on the Maturity Date the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority, be (i) automatically converted into a number of shares of the Company’s Series C Preferred Stock (the “Series C Stock”) determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by $1.00 or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the Maturity Date of the determination of the Note Majority as to the disposition of the Notes.

(d) Upon the automatic conversion of the Notes into New Preferred Stock, Preferred Stock or Series C Stock, in lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the issue price of such New Preferred Stock, Preferred Stock or Series C Stock, as applicable.

2

(e) The Holder will be entitled to the same rights, preferences and privileges granted to the purchasers of New Preferred Stock, Preferred Stock or Series C Stock with respect to any shares issued upon the conversion of the Notes.

(f) If, prior to the repayment or conversion of this Note, the Company undergoes a Deemed Liquidation Event (as defined in the Company’s Second Amended and Restated Certificate of Incorporation, as amended from time to time) or a liquidation, dissolution or winding up (each, a “Liquidation Transaction”), then, upon demand of the Holder, the Company shall pay the Holder, at the Holder’s option: (i) the outstanding principal hereunder, plus accrued interest on this Note on the closing date of a Liquidation Transaction; or (ii) shares of Series C Stock at a price of $1.00 per share (with appropriate adjustments for all stock splits, combinations, stock dividends, recapitalizations and the like from the date of original issue of this Note; provided, however, that no adjustment shall be made in connection with the 1.4-for-l split of the Series C Stock which occurred on October 29, 2009) immediately prior to and contingent upon the closing of a Liquidation Transaction. If the Company proposes to effect a Liquidation Transaction, it shall give Lender written notice of such transaction no later than the date that it gives notice of such transaction to its stockholders, but in no event less than ten (10) days prior to the closing of such Liquidation Transaction.

3. Prepayment. The principal amount of this Note, plus all accrued and unpaid interest thereon, may not be prepaid by the Company prior to maturity without the written consent of the Holder.

4. Defaults and Remedies.

4.1 Events of Default. The following events, unless cured within ten (10) days following written notice to the Company of the existence of the event or waived by the Note Majority, shall be considered “Events of Default” with respect to this Note:

(a) The Company shall default in the payment of any part of the principal or accrued interest on the Note for more than five (5) days after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise and such default is not otherwise waived by the Note Majority;

(b) The Company shall make an assignment for the benefit of creditors, or shall file a voluntary petition for bankruptcy, or shall become unable to pay its debts as they come due, resulting in the institution of bankruptcy proceedings or the acceleration of a material obligation of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company, including the failure to conduct business in the ordinary course;

(c) The Company makes a material misrepresentation in the Loan Agreement as of the date of a Closing, or fails to comply with any material representations, warranties or covenants contained in the Loan Agreement in any material respect; and/or

(d) A final judgment in excess of $5,000,000 is entered against the Company.

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4.2. Remedies. Upon (i) the declaration of the Note Majority of the occurrence of an Event of Default hereunder, unless cured or waived as provided in Section 4.1 above, or (ii) automatically in the case of an Event of Default pursuant to Section 4.1(b) above, all unpaid principal, accrued interest and other amounts owing hereunder shall be immediately due, payable and collectible by Holder pursuant to applicable law. The Holder shall also have all other rights and remedies under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law. Holder may exercise any and all of its remedies under the Loan Agreement and this Note contemporaneously or separately from the exercise of any other remedies hereunder or under applicable law.

5. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to conflict of law principles.

6. Amendment and Waiver. Any provision of this Note may be waived or amended (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), pursuant to Section 4.1 of the Loan Agreement.

7. Loss, Theft or Destruction of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note and of indemnity or security reasonably satisfactory to it, the Company will make and deliver an affidavit of lost note which shall carry the same rights to interest (unpaid and to accrue) carried by this Note, stating that such affidavit of lost note is issued in replacement of this Note, making reference to the original date of issuance of this Note (and any successors hereto) and dated as of such cancellation, in lieu of this Note.

8. Subordination. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of any secured Company obligations.

9. Notices. All notices and other communications shall be delivered by hand or mailed by first-class registered or certified mail, postage prepaid, to the respective addresses provided in the Loan Agreement, or to such other address as the Company or the Holder may designate to the other party hereto.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be duly executed by its officer, thereunto duly authorized this 1st day of February, 2010.

ZELTIQ AESTHETICS, INC.

By:	/s/ Gordie Nye
Name: Gordie Nye
Title: President and Chief Executive Officer

SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE

SUBORDINATED CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD OR TRANSFERRED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR (III) RECEIPT OF A NO ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION. COPIES OF THE AGREEMENT COVERING THE ACQUISITION OF THIS CONVERTIBLE PROMISSORY NOTE AND RESTRICTING ITS TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS PROMISSORY NOTE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

February 1, 2010	$35,333.33
Pleasanton, California

ZELTIQ AESTHETICS, INC.

CONVERTIBLE PROMISSORY NOTE

For value received, ZELTIQ AESTHETICS, INC., a Delaware corporation, having its principal place of business at 4698 Willow Road, Pleasanton, CA 94588 (the “Payor” or the “Company”) promises to pay to VENROCK ENTREPRENEURS FUND V, L.P. or its assigns (the “Holder”), the principal sum of Thirty-Five Thousand Three Hundred Thirty-Three Dollars Thirty-Three Cents ($35,333.33), in lawful money of the United States of America and in immediately available funds, plus simple interest on the outstanding principal amount hereof, at the annual rate of eight percent (8%). Interest shall commence with the date hereof and shall continue on the outstanding principal amount until the earliest of (i) the date such principal amount is prepaid in full, (ii) the date the Note is converted according to the terms hereof or (iii) November 1, 2010 (the “Maturity Date”). Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed.

1. This note (the “Note”) is issued as one of a series of similar notes (collectively, the “Notes”) to be issued pursuant to the terms of that certain Bridge Loan Agreement (the “Loan Agreement”) dated as of October 29, 2009 (the “Agreement Date”) to the entities listed on the Schedule of Investors thereof (collectively, the “Holders”). All payments shall be applied first to accrued interest, and thereafter to principal. All capitalized terms not defined herein shall have the same meaning as set forth in the Loan Agreement.

2. Conversion.

(a) In the event that Payor issues and sells shares of its New Preferred Stock (as defined below) on or before the Maturity Date in connection with Payor’s Next Financing (as defined below), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall be automatically converted into a number of shares of New Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the New Preferred Stock issued in the Next Financing. The Company shall notify the Holder in writing prior to the date on which the Next Financing will occur and shall include in such notice the terms and conditions of the Next Financing and the most favorable price for which any person is purchasing New Preferred Stock in the Next Financing. For purposes of this Note, “New Preferred Stock” shall mean the new series of Preferred Stock authorized, issued and sold by the Company in the Next Financing (as defined below) after the date of this Note. “Next Financing” shall mean the sale (or series of related sales) by the Company of New Preferred Stock following the date of this Note pursuant to which the Company raises an aggregate of at least Fifteen Million dollars ($15,000,000) of capital, including the conversion of the Notes.

(b) In the event that Payor issues and sells shares of Preferred Stock that is not New Preferred Stock (“Preferred Stock”) on or before the Maturity Date (a “Preferred Financing”), and if the Notes have not previously been repaid in full or otherwise converted, the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority (as defined in the Loan Agreement), be (i) automatically converted into a number of shares of Preferred Stock as determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by the purchase price per share of the Preferred Stock issued in the Preferred Financing or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the date on which the Preferred Financing will occur and shall include in such notice the terms and conditions of the Preferred Financing, the determination of the Note Majority as to the disposition of the Notes, and the most favorable price for which any person is purchasing Preferred Stock in the Preferred Financing.

(c) In the event that the Notes are not converted into New Preferred Stock or Preferred Stock pursuant to Sections 2(a) or (b) and have not previously been repaid in full, on the Maturity Date the entire outstanding principal Loan Amount, plus accrued and unpaid interest, of each Note shall, at the option of the Note Majority, be (i) automatically converted into a number of shares of the Company’s Series C Preferred Stock (the “Series C Stock”) determined by dividing the aggregate of the outstanding principal amount of, plus accrued and unpaid interest on, such Note by $1.00 or (ii) be repaid in full by the Company. The Company shall notify the Holder in writing prior to the Maturity Date of the determination of the Note Majority as to the disposition of the Notes.

(d) Upon the automatic conversion of the Notes into New Preferred Stock, Preferred Stock or Series C Stock, in lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the issue price of such New Preferred Stock, Preferred Stock or Series C Stock, as applicable.

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(e) The Holder will be entitled to the same rights, preferences and privileges granted to the purchasers of New Preferred Stock, Preferred Stock or Series C Stock with respect to any shares issued upon the conversion of the Notes.

(f) If, prior to the repayment or conversion of this Note, the Company undergoes a Deemed Liquidation Event (as defined in the Company’s Second Amended and Restated Certificate of Incorporation, as amended from time to time) or a liquidation, dissolution or winding up (each, a “Liquidation Transaction”), then, upon demand of the Holder, the Company shall pay the Holder, at the Holder’s option: (i) the outstanding principal hereunder, plus accrued interest on this Note on the closing date of a Liquidation Transaction; or (ii) shares of Series C Stock at a price of $1.00 per share (with appropriate adjustments for all stock splits, combinations, stock dividends, recapitalizations and the like from the date of original issue of this Note; provided, however, that no adjustment shall be made in connection with the 1.4-for-l split of the Series C Stock which occurred on October 29, 2009) immediately prior to and contingent upon the closing of a Liquidation Transaction. If the Company proposes to effect a Liquidation Transaction, it shall give Lender written notice of such transaction no later than the date that it gives notice of such transaction to its stockholders, but in no event less than ten (10) days prior to the closing of such Liquidation Transaction.

3. Prepayment. The principal amount of this Note, plus all accrued and unpaid interest thereon, may not be prepaid by the Company prior to maturity without the written consent of the Holder.

4. Defaults and Remedies.

4.1 Events of Default. The following events, unless cured within ten (10) days following written notice to the Company of the existence of the event or waived by the Note Majority, shall be considered “Events of Default” with respect to this Note:

(a) The Company shall default in the payment of any part of the principal or accrued interest on the Note for more than five (5) days after the same shall become due and payable, whether at maturity or at a date fixed for prepayment or by acceleration or otherwise and such default is not otherwise waived by the Note Majority;

(b) The Company shall make an assignment for the benefit of creditors, or shall file a voluntary petition for bankruptcy, or shall become unable to pay its debts as they come due, resulting in the institution of bankruptcy proceedings or the acceleration of a material obligation of the Company, or the Company or its respective directors or majority stockholders shall take any action looking to the dissolution or liquidation of the Company, including the failure to conduct business in the ordinary course;

(c) The Company makes a material misrepresentation in the Loan Agreement as of the date of a Closing, or fails to comply with any material representations, warranties or covenants contained in the Loan Agreement in any material respect; and/or

(d) A final judgment in excess of $5,000,000 is entered against the Company.

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4.2. Remedies. Upon (i) the declaration of the Note Majority of the occurrence of an Event of Default hereunder, unless cured or waived as provided in Section 4.1 above, or (ii) automatically in the case of an Event of Default pursuant to Section 4.1(b) above, all unpaid principal, accrued interest and other amounts owing hereunder shall be immediately due, payable and collectible by Holder pursuant to applicable law. The Holder shall also have all other rights and remedies under any contract or agreement at any time and any other rights which Holder may have pursuant to applicable law. Holder may exercise any and all of its remedies under the Loan Agreement and this Note contemporaneously or separately from the exercise of any other remedies hereunder or under applicable law.

5. Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to conflict of law principles.

6. Amendment and Waiver. Any provision of this Note may be waived or amended (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), pursuant to Section 4.1 of the Loan Agreement.

7. Loss, Theft or Destruction of Note. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Note and of indemnity or security reasonably satisfactory to it, the Company will make and deliver an affidavit of lost note which shall carry the same rights to interest (unpaid and to accrue) carried by this Note, stating that such affidavit of lost note is issued in replacement of this Note, making reference to the original date of issuance of this Note (and any successors hereto) and dated as of such cancellation, in lieu of this Note.

8. Subordination. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of any secured Company obligations.

9. Notices. All notices and other communications shall be delivered by hand or mailed by first-class registered or certified mail, postage prepaid, to the respective addresses provided in the Loan Agreement, or to such other address as the Company or the Holder may designate to the other party hereto.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be duly executed by its officer, thereunto duly authorized this 1st day of February, 2010.

ZELTIQ AESTHETICS, INC.

By:	/s/ Gordie Nye
Name: Gordie Nye
Title: President and Chief Executive Officer

SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE